                               NEW ENGLAND LIFE
                               INSURANCE COMPANY

   AMERICAN GATEWAY SERIES--MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                                   POLICIES


                        SUPPLEMENT DATED MAY 1, 2002 TO


           PROSPECTUS DATED MAY 1, 2000 (as annually supplemented).


INTRODUCTION


   This supplement updates certain information contained in the prospectus dated May 1, 2000 (as annually supplemented). You should read and retain this supplement with your Policy. We will send you an additional copy of the prospectus as supplemented, without charge, upon written request to New England Life Insurance Company ("NELICO" or the "Company"). The American Gateway Series Policies are no longer available for sale.


   NELICO is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company.


   NELICO is located at 501 Boylston Street, Boston, Massachusetts 02116.


   NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE POLICIES OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


   THE SEC MAINTAINS A WEB SITE THAT CONTAINS MATERIALS INCORPORATED BY REFERENCE AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.


   THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

   WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL
PERFORM.

CHARGES DEDUCTED FROM ELIGIBLE FUND ASSETS.

   The value of shares of the Eligible Funds reflect charges and deductions from assets for investment advisory services and fund operating expenses.


   NEW ENGLAND ZENITH FUND ("ZENITH FUND"). The following table shows the annual operating expenses for each Zenith Fund Series, based on actual expenses for 2001, after any applicable expense deferral arrangement.



ANNUAL SERIES OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2001


  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS AFTER EXPENSE DEFERRAL)




                              STATE    STATE      SALOMON
                              STREET   STREET    BROTHERS     SALOMON
                             RESEARCH RESEARCH   STRATEGIC    BROTHERS     MFS               ALGER
                              MONEY     BOND       BOND         U.S.      TOTAL              EQUITY
                              MARKET   INCOME  OPPORTUNITIES GOVERNMENT  RETURN   BALANCED   GROWTH
                              SERIES   SERIES     SERIES      SERIES*    SERIES    SERIES    SERIES
                             CLASS A  CLASS A     CLASS A     CLASS A    CLASS A  CLASS A   CLASS A
                             -------- -------- ------------- ---------- --------- -------- ----------
Management Fee..............   .35%     .40%       .65%         .55%      .50%      .70%      .75%
Other Expenses..............   .07%     .09%       .19%         .15%      .13%      .13%      .09%
                               ----     ----       ----         ----      ----      ----      ----
   Total Operating Expenses.   .42%     .49%       .84%         .70%      .63%      .83%      .84%
                               ====     ====       ====         ====      ====      ====      ====

                                                  HARRIS       LOOMIS
                                       DAVIS      OAKMARK      SAYLES      MFS      MFS        FI
                                      VENTURE     FOCUSED      SMALL    INVESTORS RESEARCH STRUCTURED
                                       VALUE       VALUE        CAP       TRUST   MANAGERS   EQUITY
                                      SERIES +    SERIES+      SERIES    SERIES*  SERIES*   SERIES+
                                      CLASS A     CLASS A     CLASS A    CLASS A  CLASS A   CLASS A
                                      -------- ------------- ---------- --------- -------- ----------
Management Fee.......................   .75%       .75%         .90%      .75%      .75%      .68%
Other Expenses.......................   .08%       .12%         .10%      .15%      .15%      .10%
                                        ----       ----        -----      ----      ----      ----
   Total Operating Expenses.......      .83%       .87%        1.00%      .90%      .90%      .78%
                                        ====       ====        =====      ====      ====      ====

--------

 * Without the applicable expense deferral arrangement (described below), Total Series Operating Expenses for the year ended December 31, 2001 would have been: Salomon Brothers U.S. Government Series, .73%; MFS Investors Trust Series, 1.37%; and MFS Research Managers Series, 1.06%.


 + Total annual expenses do not reflect certain expense reductions due to directed brokerage arrangements. If we included these reductions, total annual expenses would have been .82% for Davis Venture Value Series, .84% for Harris Oakmark Focused Value Series, and .74% for FI Structured Equity Series.



   Our affiliate, MetLife Advisers, LLC ("MetLife Advisers"), formerly New England Investment Management, LLC, is the investment adviser for the series of the Zenith Fund. MetLife Advisers and the Zenith Fund have entered into an Expense Limitation Agreement under which MetLife Advisers will waive management fees and/or pay expenses attributable to certain series of the Zenith Fund (other than brokerage costs, interest, taxes or extraordinary expenses), so that Total Operating Expenses of these series will not exceed, at any time prior to April 30, 2003, the following percentages: .70% for Salomon Brothers U.S. Government Series; .90% for the MFS Investors Trust Series; and .90% for MFS Research Managers Series. Under the agreement, if certain conditions are met, MetLife Advisers may be reimbursed for fees waived or expense paid if, in the future, actual expenses are less than these expense limits.

   METROPOLITAN SERIES FUND, INC. ("METROPOLITAN FUND"). As of May 1, 2001, MetLife Advisers is the investment manager for the Portfolios of the Metropolitan Fund. The Portfolios pay investment management fees to MetLife Advisers and also bear other expenses. The chart below shows the Total Operating Expenses of the Portfolios for the year ended December 31, 2001 as a percentage of Portfolio net assets after any expense subsidies.



                                           METLIFE PUTNAM
                                            STOCK   LARGE     PUTNAM
                                            INDEX    CAP   INTERNATIONAL
                                            CLASS  GROWTH*     STOCK
        PORTFOLIO                             A    CLASS A    CLASS A
        ---------                          ------- ------- -------------
        Management Fees...................  .25%     .80%       .90%
        Other Expenses....................  .06%     .20%       .26%
                                            ----    -----      -----
           Total Operating Expenses.......  .31%    1.00%      1.16%
                                            ====    =====      =====

--------

 * Without the expense deferral arrangement, Total Operating Expenses for the year ended December 31, 2001 would have been 1.12% for the Putnam Large Cap Growth Portfolio.



   MetLife Advisers and the Metropolitan Fund have entered into an Expense Agreement under which MetLife Advisers will waive management fees and/or pay expenses attributable to the Putnam Large Cap Growth Portfolio (other than brokerage costs, interest, taxes or extraordinary expenses), so that Total Operating Expenses of this portfolio will not exceed, at any time prior to April 30, 2003, 1.00%.




                             THE VARIABLE ACCOUNT

INVESTMENTS OF THE VARIABLE ACCOUNT

   Sub-Accounts of the Variable Account that are available in this Policy invest in the following Eligible Funds:


   The STATE STREET RESEARCH MONEY MARKET SERIES (FORMERLY, THE BACK BAY ADVISORS MONEY MARKET SERIES). Its investment objective is the highest possible level of current income consistent with preservation of capital. An investment in the Money Market Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Series seeks to maintain a net asset value of $100 per share, it is possible to lose money by investing in the Money Market Series. During extended periods of low interest rates, the yields of the Sub-Account investing in the State Street Research Money Market Series may become extremely low and possibly negative.



   The STATE STREET RESEARCH BOND INCOME SERIES (FORMERLY, THE BACK BAY ADVISORS BOND INCOME SERIES). Its investment objective is a high level of current income consistent with protection of capital.


   The SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES. Its investment objective is a high level of total return consistent with preservation of capital.

   The SALOMON BROTHERS U.S. GOVERNMENT SERIES. Its investment objective is a high level of current income consistent with preservation of capital and maintenance of liquidity.


   The MFS TOTAL RETURN SERIES (FORMERLY, THE BACK BAY ADVISORS MANAGED SERIES). Its investment objective is a favorable total return through investment in a diversified portfolio.



   The BALANCED SERIES. Its investment objective is long-term total return from a combination of capital appreciation and current income.


   The ALGER EQUITY GROWTH SERIES. Its investment objective is long-term capital appreciation.

   The DAVIS VENTURE VALUE SERIES. Its investment objective is growth of capital.


   The HARRIS OAKMARK FOCUSED VALUE SERIES (FORMERLY, THE HARRIS OAKMARK MID CAP VALUE SERIES). Its investment objective is long-term capital appreciation.


   The LOOMIS SAYLES SMALL CAP SERIES. Its investment objective is long-term capital growth from investments in common stocks or other equity securities.

   The MFS INVESTORS TRUST SERIES (FORMERLY, THE MFS INVESTORS SERIES). Its investment objective is long-term growth of capital with a secondary objective to seek reasonable current income.

   The MFS RESEARCH MANAGERS SERIES. Its investment objective is long-term growth of capital.


   The FI STRUCTURED EQUITY SERIES (FORMERLY, THE WESTPEAK GROWTH AND INCOME SERIES). Its investment objective is long-term growth of capital.


   The PUTNAM LARGE CAP GROWTH PORTFOLIO. Its investment objective is capital appreciation.

   The PUTNAM INTERNATIONAL STOCK PORTFOLIO. Its investment objective is long-term growth of capital.


   The METLIFE STOCK INDEX PORTFOLIO. Its investment objective is to equal the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index").




   The Zenith Fund and the Metropolitan Fund are open-end management investment companies, more commonly known as mutual funds. These funds are available as investment vehicles for separate investment accounts of MetLife, NELICO and of other life insurance companies.


   An investment adviser or affiliates thereof may compensate NELICO and/or certain affiliates for administrative, distribution, or other services relating to Eligible Funds. This compensation is based on assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. Some Eligible Funds or their advisers (or other affiliates) may pay us more than others and the amounts paid may be significant. New England Securities Corporation ("New England Securities") may also receive brokerage commissions on securities transactions initiated by an investment adviser.


   The Variable Account purchases and sells Eligible Fund Shares at their net asset value (without a deduction for sales load) determined as of the close of regular trading on the New York Stock Exchange on each day when the exchange is open for trading.

   The Eligible Funds' investment objectives may not be met. More about the Eligible Funds, including their investments, expenses, and risks is in the attached Eligible Fund prospectuses and the Eligible Funds' Statements of Additional Information.

   The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

SHARE CLASSES OF THE ELIGIBLE FUNDS

   The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Zenith Fund and Metropolitan Fund, we offer Class A shares.

   Shares of the Zenith Fund Series and the Metropolitan Fund Portfolios may be offered to insurance company separate accounts of both variable annuity and variable life insurance contracts and to Qualified Plans. Due to differences in tax treatment and other considerations, the interests of various Policy Owners participating in, and the interests of Qualified Plans investing in the Zenith Fund or the Metropolitan Fund may conflict. The Zenith Fund Board of Trustees and the Metropolitan Fund Board of Directors will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.




INVESTMENT MANAGEMENT

   MetLife Advisers (formerly New England Investment Management, LLC) an affiliate of the Company, is the investment adviser of each Series of the Zenith Fund. The chart below lists the sub-adviser of each Series. MetLife Advisers and each of the sub-advisers are registered with the SEC as investment advisers under the Investment Advisers Act of 1940.


                       SERIES                                         SUB-ADVISER
                       ------                                         -----------
State Street Research Money Market Series........... State Street Research and Management Company*
State Street Research Bond Income Series............ State Street Research and Management Company*
Salomon Brothers Strategic Bond Opportunities Series Salomon Brothers Asset Management Inc**
Salomon Brothers U.S. Government Series............. Salomon Brothers Asset Management Inc
MFS Total Return Series............................. Massachusetts Financial Services Company***
Balanced Series..................................... Wellington Management Company, LLP
Alger Equity Growth Series.......................... Fred Alger Management, Inc.
Davis Venture Value Series.......................... Davis Selected Advisers, L.P.+
Harris Oakmark Focused Value Series................. Harris Associates L.P.
Loomis Sayles Small Cap Series...................... Loomis, Sayles & Company, L.P.
MFS Investors Trust Series.......................... Massachusetts Financial Services Company
MFS Research Managers Series........................ Massachusetts Financial Services Company
FI Structured Equity Series......................... Fidelity Management & Research Company++

--------

  *State Street Research & Management Company became the sub-adviser on July 1,
   2001. Prior to that time, Back Bay Advisors, L.P. served as sub-adviser.




 **In connection with Salomon Brothers Asset Management's service as sub-adviser to the Strategic Bond Opportunities Series, Salomon Brothers' London-based affiliate, Salomon Brothers Asset Management Limited, provides certain sub-advisory services to Salomon Brothers Asset Management Inc.


***Massachusetts Financial Services Company became the sub-adviser on July 1,
   2001. Prior to that time, Back Bay Advisors, L.P. served as sub-adviser.


  +Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary of Davis Selected.


 ++Fidelity Management & Research Company became the sub-adviser of the FI
   Structured Equity Series on May 1, 2002. Prior to that time, Westpeak Investment Advisors, L.P. served as sub-adviser.



   For more information about the Series' advisory agreements, see the Zenith Fund prospectus attached at the end of this prospectus and the Zenith Fund's Statement of Additional Information.



   On May 1, 2001, MetLife Advisers became the investment manager to the Metropolitan Fund Portfolios. Prior to that time, Metropolitan Life Insurance Company was the investment manager. Putnam Investment Management, LLC is the sub-investment manager of the Putnam Portfolios. Metropolitan Life Insurance Company became the sub-investment manager for the MetLife Stock Index Portfolio on May 1, 2001. Prior to that time, Metropolitan Life Insurance Company was the investment manager. For more information regarding the investment manager and sub-investment managers of the Metropolitan Fund Portfolios, see the Metropolitan Fund prospectus attached at the end of this supplement and its Statement of Additional Information.

   You can also get information about the Zenith Fund and Metropolitan Fund (including a copy of the Statement of Additional Information) by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

   The tables on pages A-2 through A-3 show the annual operating expenses of each Series and Portfolio.





                              TAX CONSIDERATIONS

INTRODUCTION

   The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY


   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code (the "Code"). We believe that the Policy should satisfy the applicable requirements. However, with respect to Policies issued on a rated or Last Survivor basis, it is not clear whether such Policies will in all cases satisfy the applicable requirements. We may take appropriate steps to bring the Policy into compliance with applicable requirements and we reserve the right to restrict Policy transactions in order to do so.


   In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of a Policy Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policies do not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the Policies as necessary to prevent a Policy Owner from being treated as the owner of the Variable Account assets supporting the Policy.

   In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS


   IN GENERAL. We believe that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.


   Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy Cash Value until there is a distribution. If your policy is part of an equity split-dollar arrangement, there is a risk that some part of the Policy Cash Value may be taxable prior to any distribution.

   MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Although the rules are rather complex, in general, a contract which requires fewer than seven level annual premiums to provide fully paid-up future benefits will be a Modified Endowment Contract. Since the Policy only requires a single premium payment to provide such paid-up benefits, the Policy will in most cases be a Modified Endowment Contract. As a result, when distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences will generally be governed by the rules applicable to Modified Endowment Contracts. These rules are as follows:

    (1)All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

   If the Policy is issued in a Section 1035 tax-free exchange for a life insurance policy that is not a Modified Endowment Contract, the new Policy may not be classified as a Modified Endowment Contract if the death benefit of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of premiums at the time of or after the exchange or a reduction in benefits after the exchange may, however, cause the newly issued Policy to become a Modified Endowment Contract. In the event the Policy is not classified as a Modified Endowment Contract, the following rules will apply:

    (1)Distributions other than death benefits will generally be treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

    (2)Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred loans and loans where the interest rate we credit is only slightly lower than the interest rate we charge is less clear and a tax advisor should be consulted about such loans.

    (3)Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

   If a Policy becomes a Modified Endowment Contract, distributions that occur during the contract year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

   INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

   POLICY LOANS. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Since amounts borrowed reduce Policy cash value that will be distributed to you if the Policy is canceled or lapses, any Policy cash value distributed to you on a cancellation or lapse may be insufficient to pay the income tax on any gain.


   MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.


   WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


   ACCELERATED BENEFITS RIDER. If such a rider is made available, we believe that payments received under the accelerated benefit rider should be fully excludable from the gross income of the Policy Owner, where the Policy is not held as a business-related asset. (See "Acceleration of Death Benefit Rider" for more information regarding the rider.) However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.


OTHER POLICY OWNER TAX MATTERS


   The tax consequences of continuing the Policy beyond an insured's 100th year are unclear. You should consult a tax advisor if you intend to keep the Policy in force beyond an insured's 100th year.

   If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified advisor regarding ERISA.

   Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified advisor before requesting a loan under a Policy held in connection with a retirement plan.

   Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

   NEW GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has recently issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this new guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan.

   ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.


   We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax advisor with respect to Puerto Rican tax law governing the Policies.

   POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the Policy.

NELICO'S INCOME TAXES

   Under current Federal income tax law, NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

   Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                  MANAGEMENT

   The directors and executive officers of NELICO and their principal business experience during the past five years are:

                              DIRECTORS OF NELICO


         NAME AND PRINCIPAL                                PRINCIPAL BUSINESS EXPERIENCE
          BUSINESS ADDRESS                                  DURING THE PAST FIVE YEARS
         ------------------                                -----------------------------

James M. Benson....................... Chairman, President and Chief Executive Officer of NELICO since 1998 and President, Individual Business of Metropolitan Life Insurance
                                         Company since 1999; Chairman, President and Chief Executive Officer of GenAmerica Financial Corporation since April 15, 2002; formerly,
                                         Director, President and Chief Operating Officer 1997-1998 of NELICO,
                                         President and Chief Executive Officer 1996-1997 of Equitable Life
                                         Assurance Society, President and Chief Operating Officer 1996-1997
                                         of Equitable Companies, Inc., and President and Chief Operating
                                         Officer 1994-1996 of Equitable Life Assurance Society.

Susan C. Crampton..................... Director of NELICO since 1996 and serves as Principal of The Vermont
  The Vermont Partnership                Partnership, a business consulting firm located in Jericho, Vermont
  6 Tarbox Road                          since 1989; formerly, Director 1989-1996 of New England Mutual.
  Jericho, VT 05465

Edward A. Fox......................... Director of NELICO since 1996 and Chairman of the Board of SLM,
  SLM, Corp.                             Corp. since 1997; formerly, Director 1994-1996 of New England
  11600 Sally Mae Drive                  Mutual.
  Reston, VA 20193

George J. Goodman..................... Director of NELICO since 1996 and author, television journalist, and
  Adam Smith Global Television, Ltd.     editor.
  50th Floor, Craig Drill Capital
  General Motors Building
  767 Fifth Street
  New York, NY 10153

     NAME AND PRINCIPAL                              PRINCIPAL BUSINESS EXPERIENCE
      BUSINESS ADDRESS                                DURING THE PAST FIVE YEARS
     ------------------                              -----------------------------

Dr. Evelyn E. Handler.......... Director of NELICO since 1996 and President of Merrimack Higher
  Merrimack Higher Education      Education Associates, Inc. since 1998; formerly, Director 1987-1996
  Associates, Inc.                of New England Mutual and Executive Director and Chief Executive
  Ten Sterling Place              Officer 1994-1997 of the California Academy of Sciences.
  Bow, NH 03304

Philip K. Howard, Esq.......... Director of NELICO since 1996 and Partner of the law firm of Covington
  Partner                         & Burling (formerly, Howard, Smith & Levin LLP) in New York City.
  Covington & Burling
  1330 Avenue of the Americas
  New York, NY 10019

Bernard A. Leventhal........... Director of NELICO since 1996; formerly, Vice Chairman of the Board of
  Partner                         Directors 1995-1998 of Burlington Industries, Inc.
  Burlington Industries
  580 Park Avenue
  New York, NY 10021

Thomas J. May.................. Director of NELICO since 1996 and Chairman and Chief Executive Officer
  NSTAR                           of NSTAR since 2000; formerly, Chairman, President and Chief
  800 Boylston Street             Executive Officer of Boston Edison Company 1994-2000 and Director
  Boston, MA 02199                1994-1996 of New England Mutual.

Stewart G. Nagler.............. Director of NELICO since 1996 and Vice Chairman and Chief Financial
  Metropolitan Life               Officer of Metropolitan Life Insurance Company since 1998; formerly,
  Insurance Company               Senior Executive Vice President and Chief Financial Officer 1986-1998
  One Madison Avenue              of Metropolitan Life Insurance Company.
  New York, NY 10010-3690

Catherine A. Rein.............. Director of NELICO since 1998 and President and Chief Executive Officer
  Metropolitan Property and       of Metropolitan Property and Casualty Insurance Company since
  Casualty Insurance Company      1999; formerly, Senior Executive Vice President 1998-1999; formerly,
  700 Quaker Lane                 Senior Executive Vice President 1998-1999; formerly, Executive Vice
  Warwick, RI 02887               President 1989-1998 of Metropolitan Life Insurance Company.

Rand N. Stowell................ Director of NELICO since 1996 and President of Randwell Co. and
  Randwell Company                President of Watson Technologies since 2000; formerly, founder,
  P.O. Box 60                     President and Chief Executive Officer of United Timber Corp. 1974-
  Weld, ME 04285                  1999; formerly, Director 1990-1996 of New England Mutual.

Lisa M. Weber.................. Director of NELICO since 2000 and Senior Executive Vice President and
  Metropolitan Life Insurance     Chief Administrative Officer of MetLife, Inc. and Metropolitan Life
  Company                         Insurance Company since June 2001; formerly, Executive Vice
  One Madison Avenue              President of MetLife, Inc. and Metropolitan Life Insurance Company
  New York, NY 10010              from December 1999 to June 2001 and Head of Human Resources from March 1998 to June 2001; formerly, Senior Vice President of
                                  MetLife, Inc. from September 1999 to November 1999 and Senior
                                  Vice President of Metropolitan Life Insurance Company from March
                                  1998 to November 1999; formerly, Senior Vice President of Human
                                  Resources of PaineWebber Group Incorporated 1991-1998.

                               EXECUTIVE OFFICERS OF NELICO
                                   OTHER THAN DIRECTORS

                                          PRINCIPAL BUSINESS EXPERIENCE
        NAME                               DURING THE PAST FIVE YEARS
        ----                              -----------------------------

James M. Benson...... See Directors above

David W. Allen....... Senior Vice President of NELICO since 1996 and Vice President of
                        Metropolitan Life Insurance Company since 2000.

Mary Ann Brown....... President, New England Products and Services of NELICO since 1998 and Senior Vice President of Metropolitan Life Insurance Company
                        since 2000; formerly, Director, Worldwide Life Insurance 1997-1998 of Swiss Reinsurance New Markets; President & Chief Executive
                        Officer 1996-1998 of Atlantic International Reinsurance Company;
                        formerly, Executive Vice President 1996-1997 of Swiss Re Atrium and
                        Swiss Re Services and Principal 1987-1996 of Tillinghast/Towers
                        Perrin.

Anthony J. Candito... President, NEF Information Services of NELICO and Chief Information
                        Officer since 1998 and Senior Vice President of Metropolitan Life
                        Insurance Company since 2000; formerly, Senior Vice President
                        1996-1998 of NELICO.

Thom A. Faria........ President, Career Agency System of NELICO since 1996 and President-
                        NEF Distribution of Metropolitan Life Insurance Company since 2000;
                        formerly, Executive Vice President of NELICO in 1996.

Anne M. Goggin....... Senior Vice President and General Counsel of NELICO since 2000 and
                        Chief Counsel-Individual Business of Metropolitan Life Insurance
                        Company since 2000; formerly, Senior Vice President and Associate
                        General Counsel 1997-2000; Vice President and Counsel of NELICO
                        1996-1997.

Alan C. Leland, Jr... Senior Vice President of NELICO since 1996 and Vice President of
                        Metropolitan Life Insurance Company since 2000.

George J. Maloof..... Executive Vice President of NELICO since 2001 and Senior Vice
                        President-NEF Distribution of Metropolitan Life Insurance Company
                        since 2000; formerly, Senior Vice President 1996-2001 of NELICO.

Kenneth D. Martinelli Senior Vice President of NELICO since 1999 and Senior Vice President-
                        NEF Distribution of Metropolitan Life Insurance Company since 2000;
                        Senior Vice President of GenAmerica Financial Corporation since
                        2001; formerly, Vice President 1997-1999 of NELICO; formerly, Vice
                        President 1994-1997 of The Equitable Life Assurance Company.

Thomas W. McConnell.. Senior Vice President of NELICO since 1996 and Director, Chief
                        Executive Officer and President of New England Securities
                        Corporation since 1993.

Hugh C. McHaffie..... Senior Vice President of NELICO since 1999 and Senior Vice President of Metropolitan Life Insurance Company since 2000; formerly, Vice
                        President 1994-1999 of Manufacturers Life Insurance Company of
                        North America.

Stephen J. McLaughlin Senior Vice President of NELICO since 1999 and Senior Vice President-
                        NEF Distribution of Metropolitan Life Insurance Company since 2000;
                        formerly, Vice President 1996-1999 of NELICO.

                                       PRINCIPAL BUSINESS EXPERIENCE
       NAME                             DURING THE PAST FIVE YEARS
       ----                            -----------------------------

Thomas W. Moore... Senior Vice President of NELICO since 1996 and Senior Vice President-
                     NEF Distribution of Metropolitan Life Insurance Company since 2000.

Kathryn F. Plazak. Vice President, Secretary and Clerk of NELICO since 2001 and Vice
                     President of Metropolitan Life Insurance Company since 2000;
                     formerly, Vice President-Public Affairs 1999-2001, and Second Vice
                     President 1996-1999 of NELICO.

David Y. Rogers... Executive Vice President and Chief Financial Officer of NELICO since
                     1999 and Senior Vice President of Metropolitan Life Insurance
                     Company since 2000; formerly, Partner, Actuarial Consulting 1992-
                     1999 of PricewaterhouseCoopers LLP.

John G. Small, Jr. President, New England Services of NELICO since 1997 and Vice
                     President of Metropolitan Life Insurance Company since 2000;
                     formerly, Senior Vice President 1996-1997 of NELICO.




   The principal business address for each of the directors and officers is the same as NELICO's except where indicated otherwise.

                               TOLL-FREE NUMBERS


   For Sub-Account transfers or premium reallocations, call 1-800-200-2214.



   To request a copy of the Statement of Additional Information for the New England Zenith Fund or the Metropolitan Series Fund, Inc., call 1-800-200-2214.



   You may also call our Client TeleService Center at 1-800-388-4000 to request current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or to request Dollar Cost Averaging, Asset Reallocation or Policy loans of less than $25,000. Requests must be in writing if the Policy is owned by a corporation or a pension trust.


   To obtain information about daily unit values of the Variable Account Sub-Accounts, call 1-800-333-2501.

   For all other Policy changes, please contact your registered representative.



                                    EXPERTS


   The financial statements of New England Variable Life Separate Account of New England Life Insurance Company ("NELICO") and the consolidated financial statements of NELICO and subsidiaries included in this prospectus supplement have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.



                                 LEGAL MATTERS



   Legal matters in connection with the Policy described in this prospectus supplement have been passed on by Anne M. Goggin, General Counsel of NELICO. Sutherland Asbill & Brennan LLP, of Washington, D.C., has provided advice on certain matters relating to the Federal securities laws.



   If mandated under applicable law, we may be required to reject a premium payment. We may also be required to block a Policy Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.


                               STATE VARIATIONS


   Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this supplement. This supplement updates certain information in the prospectus. Your actual Policy and any endorsements are the controlling documents. If you would like to review a copy of the Policy and endorsements, contact our Client TeleService Center.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY

INDEPENDENT AUDITORS REPORT

To the Policy Owners and Board of Directors of New England Life Insurance
Company:

We have audited the accompanying statement of assets and liabilities of the New England Variable Life Separate Account (comprised of Capital Growth Sub-Account, State Street Research Bond Income Sub-Account, State Street Research Money Market Sub-Account, Westpeak Stock Index Sub-Account, MFS Total Return Sub-Account, Harris Oakmark Mid Cap Value Sub-Account, Westpeak Growth and Income Sub-Account, Loomis Sayles Small Cap Sub-Account, Salomon Brothers U.S. Government Sub-Account, Balanced Sub-Account, Alger Equity Growth Sub-Account, Davis Venture Value Sub-Account, Salomon Brothers Bond Opportunities Sub-Account, MFS Investors Trust Sub-Account, MFS Research Managers Sub-Account, Janus Mid Cap Sub-Account, Putnam Large Cap Growth Sub-Account, Russell 2000 Index Sub-Account, Putnam International Stock Sub-Account, MetLife Stock Index Sub-Account, MetLife Mid Cap Stock Index Sub-Account, Morgan Stanley EAFE Index Sub-Account, Lehman Brothers Aggregate Bond Index Sub-Account, State Street Research Aurora Small Cap Value Sub-Account, Janus Growth Sub-Account, VIP Equity-Income Sub-Account, VIP Overseas Sub-Account, VIP High Income Sub-Account, VIP II Asset Manager Sub-Account, American Funds Growth Sub-Account, American Funds Growth-Income Sub-Account and American Funds Global Small Capitalization Sub-Account) of New England Life Insurance Company (the "Company") as of December 31, 2001, and the related statements of operations and changes in net assets for each of the three years in the period then ended for all Sub-Accounts. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective aforementioned Sub-Accounts comprising the New England Variable Life Separate Account of New England Life Insurance Company as of December 31, 2001, and the results of their operations and the changes in their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 22, 2002

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2001

                                                               NEW ENGLAND ZENITH FUND
                                       -----------------------------------------------------------------------

                                         CAPITAL          BOND          MONEY          TOTAL        MID CAP
                                          GROWTH         INCOME         MARKET        RETURN         VALUE
                                           SUB-           SUB-           SUB-          SUB-           SUB-
                                         ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT
                                       ------------   ------------   ------------   -----------   ------------
ASSETS
 Investments in New England Zenith
  Fund, Metropolitan Series Fund,
  American Funds Insurance Series
  Variable Insurance Products Fund,
  and Variable Insurance Products
  Fund II at value (Note 2)..........  $874,531,822   $114,180,090   $ 99,500,958   $69,489,979   $101,586,264


                                        NEW ENGLAND ZENITH FUND
                                       --------------------------
                                         GROWTH
                                           AND          SMALL
                                         INCOME          CAP
                                          SUB-           SUB-
                                         ACCOUNT       ACCOUNT
                                       -----------   ------------
ASSETS
 Investments in New England Zenith
  Fund, Metropolitan Series Fund,
  American Funds Insurance Series
  Variable Insurance Products Fund,
  and Variable Insurance Products
  Fund II at value (Note 2)..........  $85,380,506   $142,269,823

                        SHARES          COST
                      ----------   --------------
Capital Growth
 Series.............   2,580,653   $  988,314,650
State Street
 Research Bond
 Income Series......   1,044,362      112,299,971
State Street
 Research Money
 Market Series......     995,010       99,500,958
Westpeak Stock Index
 Series.............           0                0
MFS Total Return
 Series.............     489,642       80,275,644
Harris Oakmark Mid
 Cap Value Series...     545,899       81,564,439
Westpeak Growth and
 Income Series......     545,527       98,869,346
Loomis Sayles Small
 Cap Series.........     802,605      135,943,720
Salomon Brothers U.S
 Government
 Series.............      70,115          814,723
Balanced Series.....   1,439,666       21,199,752
Alger Equity Growth
 Series.............  13,147,717      324,656,563
Davis Venture Value
 Series.............  11,577,733      270,276,821
Salomon Brothers
 Bond Opportunities
 Series.............     106,849        1,305,436
MFS Investors
 Series.............     550,885        5,422,917
MFS Research
 Managers Series....   1,418,962       17,523,698
Janus Mid Cap
 Portfolio..........   1,997,789       52,241,900
Putnam Large Cap
 Growth Portfolio...   1,414,595       10,379,667
Russell 2000(R)
 Index Portfolio....     570,633        6,257,309
Putnam International
 Stock Portfolio....   2,408,638       27,262,057
State Street Aurora
 Small Cap Value
 Portfolio..........   1,194,166       16,255,886
MetLife Stock Index
 Portfolio..........   6,602,429      216,710,254
Lehman Brothers
 Aggregate Bond
 Index Portfolio....     424,083        4,391,129
Morgan Stanley EAFE
 Index Portfolio....      58,779          518,499
MetLife Mid Cap
 Stock Portfolio....     106,252        1,066,894
Janus Growth
 Portfolio..........     112,609          920,285
American Funds
 Growth Fund........     478,702       21,344,568
American Funds
 Growth -- Income
 Fund...............     475,930       14,871,501
American Funds
 Global Small
 Capitalization
 Fund...............     201,050        2,177,192
VIP Equity-Income
 Portfolio..........   7,479,231      147,619,047
VIP Overseas
 Portfolio..........   7,772,829      144,360,429
VIP High Income
 Portfolio..........   2,376,386       24,502,937
VIP II Asset Manager
 Portfolio..........   1,173,845       18,737,901
                                   --------------
Total...............               $2,947,586,093
                                   ==============

                                                               NEW ENGLAND ZENITH FUND
                                       -----------------------------------------------------------------------
                                         CAPITAL          BOND          MONEY                       MID CAP
                                          GROWTH         INCOME         MARKET        MANAGED        VALUE
                                           SUB-           SUB-           SUB-          SUB-           SUB-
                                         ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT
                                       ------------   ------------   ------------   -----------   ------------

 Amount due and accrued (payable)
  from policy-related transactions,
  net................................       482,509        281,027        379,226        39,065        202,271
 Dividends receivable................            --             --        155,204            --             --
                                       ------------   ------------   ------------   -----------   ------------
   Total Assets......................   875,014,331    114,461,117    100,035,388    69,529,044    101,788,535

LIABILITIES
 Due to New England Life Insurance
  Company............................    66,678,720     12,124,018     12,394,813     6,938,041     10,979,737
                                       ------------   ------------   ------------   -----------   ------------
   Total Liabilities.................    66,678,720     12,124,018     12,394,813     6,938,041     10,979,737
                                       ------------   ------------   ------------   -----------   ------------
NET ASSETS FOR VARIABLE LIFE
 INSURANCE POLICIES..................  $808,335,611   $102,337,099   $ 87,640,575   $62,591,003   $ 90,808,798
                                       ============   ============   ============   ===========   ============

                                        NEW ENGLAND ZENITH FUND
                                       --------------------------
                                         GROWTH
                                           AND          SMALL
                                         INCOME          CAP
                                          SUB-           SUB-
                                         ACCOUNT       ACCOUNT
                                       -----------   ------------
 Amount due and accrued (payable)
  from policy-related transactions,
  net................................       53,575        111,127
 Dividends receivable................           --             --
                                       -----------   ------------
   Total Assets......................   85,434,081    142,380,950

LIABILITIES
 Due to New England Life Insurance
  Company............................    9,948,705     16,521,788
                                       -----------   ------------
   Total Liabilities.................    9,948,705     16,521,788
                                       -----------   ------------
NET ASSETS FOR VARIABLE LIFE
 INSURANCE POLICIES..................  $75,485,376   $125,859,162
                                       ===========   ============

                       See Notes to Financial Statements


                                         NEW ENGLAND ZENITH FUND                                        METROPOLITAN SERIES FUND
    -------------------------------------------------------------------------------------------------   ------------------------
       U.S.                       EQUITY        VENTURE          BOND                      RESEARCH                   LARGE CAP
    GOVERNMENT    BALANCED        GROWTH         VALUE       OPPORTUNITIES   INVESTORS     MANAGERS       MID CAP       GROWTH
       SUB-         SUB-           SUB-           SUB-           SUB-           SUB-         SUB-          SUB-          SUB-
     ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT         ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT      ACCOUNT
    ----------   -----------   ------------   ------------   -------------   ----------   -----------   -----------   ----------
     $838,581    $17,909,444   $272,683,651   $270,803,178    $1,198,841     $4,720,184   $12,826,711   $29,287,581   $7,143,704

       13,714         30,995        230,767        251,499         7,500          1,857         8,393        27,925       14,559
           --             --             --             --            --             --            --            --           --
     --------    -----------   ------------   ------------    ----------     ----------   -----------   -----------   ----------
      852,295     17,940,439    272,914,418    271,054,677     1,206,341      4,722,041    12,835,104    29,315,506    7,158,263
       26,854      2,362,186     32,732,471     33,068,010        38,009        634,362     1,526,263     3,788,268      921,530
     --------    -----------   ------------   ------------    ----------     ----------   -----------   -----------   ----------
       26,854      2,362,186     32,732,471     33,068,010        38,009        634,362     1,526,263     3,788,268      921,530
     --------    -----------   ------------   ------------    ----------     ----------   -----------   -----------   ----------
     $825,441    $15,578,253   $240,181,947   $237,986,667    $1,168,332     $4,087,679   $11,308,841   $25,527,238   $6,236,733
     ========    ===========   ============   ============    ==========     ==========   ===========   ===========   ==========


    METROPOLITAN SERIES FUND
     --------------------------
      RUSSELL     INTERNATIONAL
     2000 INDEX       STOCK
        SUB-          SUB-
      ACCOUNT        ACCOUNT
     ----------   -------------
     $5,951,708    $22,833,885

         34,615         85,257
             --             --
     ----------    -----------
      5,986,323     22,919,142
        766,762        701,642
     ----------    -----------
        766,762        701,642
     ----------    -----------
     $5,219,561    $22,217,500
     ==========    ===========

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2001


                                                                METROPOLITAN SERIES FUND
                                       ---------------------------------------------------------------------------
                                         AURORA                                               MID CAP
                                        SMALL CAP       STOCK        AGGREGATE      EAFE       STOCK       JANUS
                                          VALUE         INDEX          BOND        INDEX       INDEX       GROWTH
                                          SUB-           SUB-          INDEX        SUB-        SUB-        SUB-
                                         ACCOUNT       ACCOUNT      SUB-ACCOUNT   ACCOUNT     ACCOUNT     ACCOUNT
                                       -----------   ------------   -----------   --------   ----------   --------
ASSETS
 Investments in New England Zenith
  Fund, Metropolitan Series Fund,
  American Funds Insurance Series,
  Variable Insurance Products Fund,
  and Variable Insurance Products
  Fund II at value (Note 2)..........  $16,873,571   $202,034,330   $4,435,911    $514,317   $1,111,396   $880,600

                        SHARES          COST
                      ----------   --------------
Capital Growth
 Series.............   2,580,653   $  988,314,650
State Street
 Research Bond
 Income Series......   1,044,362      112,299,971
State Street
 Research Money
 Market Series......     995,010       99,500,958
Westpeak Stock Index
 Series.............           0                0
MFS Total Return
 Series.............     489,642       80,275,644
Harris Oakmark Mid
 Cap Value Series...     545,899       81,564,439
Westpeak Growth and
 Income Series......     545,527       98,869,346
Loomis Sayles Small
 Cap Series.........     802,605      135,943,720
Salomon Brothers
 U.S. Government
 Series.............      70,115          814,723
Balanced Series.....   1,439,666       21,199,752
Alger Equity Growth
 Series.............  13,147,717      324,656,563
Davis Venture Value
 Series.............  11,577,733      270,276,821
Salomon Brothers
 Bond Opportunities
 Series.............     106,849        1,305,436
MFS Investors
 Series.............     550,885        5,422,917
MFS Research
 Managers Series....   1,418,962       17,523,698
Janus Mid Cap
 Portfolio..........   1,997,789       52,241,900
Putnam Large Cap
 Growth Portfolio...   1,414,595       10,379,667
Russell 2000 Index
 Portfolio..........     570,633        6,257,309
Putnam International
 Stock Portfolio....   2,408,638       27,262,057
State Street Aurora
 Small Cap Value
 Portfolio..........   1,194,166       16,255,886
MetLife Stock Index
 Portfolio..........   6,602,429      216,710,254
Lehman Brothers
 Aggregate Bond
 Index Portfolio....     424,083        4,391,129
Morgan Stanley EAFE
 Index Portfolio....      58,779          518,499
MetLife Mid Cap
 Stock Portfolio....     106,252        1,066,894
Janus Growth
 Portfolio..........     112,609          920,285
American Funds
 Growth Fund........     478,702       21,344,568
American Funds
 Growth -- Income
 Fund...............     475,930       14,871,501
American Funds
 Global Small
 Capitalization
 Fund...............     201,050        2,177,192
VIP Equity-Income
 Portfolio..........   7,479,231      147,619,047
VIP Overseas
 Portfolio..........   7,772,829      144,360,429
VIP High Income
 Portfolio..........   2,376,386       24,502,937
VIP II Asset Manager
 Portfolio..........   1,173,845       18,737,901
                                   --------------
Total...............               $2,947,586,093
                                   ==============

 Amount due and accrued (payable)
  from policy-related transactions,
  net................................      106,190        282,841       52,871        112        4,536      7,385
 Dividends receivable................           --             --           --         --           --         --
                                       -----------   ------------   ----------   --------   ----------   --------
   Total Assets......................   16,979,761    202,317,171    4,488,782    514,429    1,115,932    887,985

LIABILITIES
 Due to New England Life Insurance
  Company............................    1,809,719     24,057,752      396,473     77,161      155,799     98,898
                                       -----------   ------------   ----------   --------   ----------   --------
   Total Liabilities.................    1,809,719     24,057,752      396,473     77,161      155,799     98,898
                                       -----------   ------------   ----------   --------   ----------   --------
NET ASSETS FOR VARIABLE LIFE
 INSURANCE POLICIES..................  $15,170,042   $178,259,419   $4,092,309   $437,268   $  960,133   $789,087
                                       ===========   ============   ==========   ========   ==========   ========

                       See Notes to Financial Statements

                                                                                                  VARIABLE
                                                                                                 INSURANCE
                                                             VARIABLE INSURANCE                   PRODUCTS
       AMERICAN FUNDS INSURANCE SERIES                          PRODUCTS FUND                     FUND II
----------------------------------------------   -------------------------------------------   --------------
                                    GLOBAL       ------------------------------------------------------------   --------------
                    GROWTH-         SMALL          EQUITY-                         HIGH            ASSET
      GROWTH        INCOME      CAPITALIZATION      INCOME        OVERSEAS        INCOME          MANAGER
       SUB-          SUB-            SUB-            SUB-           SUB-           SUB-             SUB-
      ACCOUNT       ACCOUNT        ACCOUNT         ACCOUNT        ACCOUNT         ACCOUNT         ACCOUNT           TOTAL
    -----------   -----------   --------------   ------------   ------------   -------------   --------------   --------------
    $21,101,194   $15,029,874     $2,308,057      169,937,860    106,565,449    $15,589,779     $16,996,984     $2,706,516,232



        111,571        74,367        5,739         (270,579)        94,324          5,745           3,436          2,734,419
             --            --           --               --             --             --              --            155,204
    -----------   -----------   ----------   --------------   ------------    -----------     -----------     --------------
     21,212,765    15,104,241    2,313,796      169,667,281    106,659,773     15,595,524      17,000,420      2,709,405,855
      2,376,788     1,886,181      244,258       17,359,668      6,684,553      2,285,040       2,171,081        271,755,550
    -----------   -----------   ----------   --------------   ------------    -----------     -----------     --------------
      2,376,788     1,886,181      244,258       17,359,668      6,684,553      2,285,040       2,171,081        271,755,550
    -----------   -----------   ----------   --------------   ------------    -----------     -----------     --------------
    $18,835,977   $13,218,060   $2,069,538   $  152,307,613   $ 99,975,220    $13,310,484     $14,829,339     $2,437,650,305
    ===========   ===========   ==========   ==============   ============    ===========     ===========     ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2001

                                     -----------------------------------------------------------------------------------

                                        CAPITAL         BOND        MONEY         STOCK          TOTAL         MIDCAP
                                        GROWTH         INCOME       MARKET        INDEX          RETURN         VALUE
                                         SUB-           SUB-         SUB-          SUB-           SUB-          SUB-
                                        ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT        ACCOUNT        ACCOUNT
                                     -------------   ----------   ----------   ------------   ------------   -----------
INCOME
 Dividends.........................  $  14,861,966   $7,824,384   $3,437,775   $  7,336,294   $ 13,736,454   $   378,221

EXPENSE
 Mortality and expense risk charge
  (Note 3).........................      5,409,982      639,637      495,268        528,534        436,823       481,741
                                     -------------   ----------   ----------   ------------   ------------   -----------
 Net investment income (loss)......      9,451,984    7,184,747    2,942,507      6,807,760     13,299,631      (103,520)

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
 Net unrealized appreciation
  (depreciation) on investments:
  Beginning of period..............     81,288,400    1,588,195           --     44,833,445      5,621,175     3,374,127
  End of period....................   (113,782,828)   1,880,119           --             --    (10,785,665)   20,021,825
                                     -------------   ----------   ----------   ------------   ------------   -----------
 Net change in unrealized
  appreciation (depreciation)......   (195,071,228)     291,924           --    (44,833,445)   (16,406,840)   16,647,698
 Net realized gain (loss) on
  investments......................     (2,138,650)      (7,181)          --     27,004,313        (18,326)       26,315
                                     -------------   ----------   ----------   ------------   ------------   -----------
 Net realized and unrealized gain
  (loss) on investments............   (197,209,878)     284,743           --    (17,829,132)   (16,425,166)   16,674,013
                                     -------------   ----------   ----------   ------------   ------------   -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................  $(187,757,894)  $7,469,490   $2,942,507   $(11,021,372)  $ (3,125,535)  $16,570,493
                                     =============   ==========   ==========   ============   ============   ===========


                                             NEW ENGLAND ZENITH FUND
                                     ----------------------------------------
                                        GROWTH
                                         AND           SMALL          U.S.
                                        INCOME          CAP        GOVERNMENT
                                         SUB-           SUB-          SUB-
                                       ACCOUNT        ACCOUNT       ACCOUNT
                                     ------------   ------------   ----------
INCOME
 Dividends.........................  $    814,774   $ 10,644,439    $50,491

EXPENSE
 Mortality and expense risk charge
  (Note 3).........................       591,043        900,016      7,530
                                     ------------   ------------    -------
 Net investment income (loss)......       223,731      9,744,423     42,961

NET REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS
 Net unrealized appreciation
  (depreciation) on investments:
  Beginning of period..............     1,010,940     30,103,161     19,698
  End of period....................   (13,488,840)     6,326,103     23,858
                                     ------------   ------------    -------
 Net change in unrealized
  appreciation (depreciation)......   (14,499,780)   (23,777,058)     4,160
 Net realized gain (loss) on
  investments......................      (100,512)        (5,616)        86
                                     ------------   ------------    -------
 Net realized and unrealized gain
  (loss) on investments............   (14,600,292)   (23,782,674)     4,246
                                     ------------   ------------    -------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................  $(14,376,561)  $(14,038,251)   $47,207
                                     ============   ============    =======

                       See Notes to Financial Statements

                                                                                           METROPOLITAN SERIES FUND
---------------------------------------------------------------------------------------   --------------------------

                     EQUITY                         BOND                     RESEARCH                     LARGE CAP
     BALANCED        GROWTH        VENTURE      OPPORTUNITIES   INVESTORS    MANAGERS       MID CAP        GROWTH
       SUB-           SUB-        VALUE SUB-        SUB-          SUB-         SUB-           SUB-          SUB-
      ACCOUNT       ACCOUNT        ACCOUNT         ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT        ACCOUNT
    -----------   ------------   ------------   -------------   ---------   -----------   ------------   -----------
       $712,069   $ 17,711,821   $ 25,909,682     $  93,555     $  17,364   $   129,228   $         --   $        --
        120,816      1,827,854      1,680,747        10,518        24,863        81,648        161,569        36,744
    -----------   ------------   ------------     ---------     ---------   -----------   ------------   -----------
        591,253     15,883,967     24,228,935        83,037        (7,499)       47,580       (161,569)      (36,744)
     (1,826,493)      (556,076)    56,304,584       (88,187)          (63)   (1,124,252)   (11,653,506)   (1,227,677)
     (3,290,308)   (51,972,912)       526,357      (106,595)     (702,733)   (4,696,987)   (22,954,319)   (3,235,963)
    -----------   ------------   ------------     ---------     ---------   -----------   ------------   -----------
     (1,463,815)   (51,416,836)   (55,778,227)      (18,408)     (702,670)   (3,572,735)   (11,300,813)   (2,008,286)
        (21,371)    (3,900,025)       (20,358)          340       (11,947)     (277,116)      (417,064)     (249,945)
    -----------   ------------   ------------     ---------     ---------   -----------   ------------   -----------
     (1,485,186)   (55,316,861)   (55,798,585)      (18,068)     (714,617)   (3,849,851)   (11,717,877)   (2,258,231)
    -----------   ------------   ------------     ---------     ---------   -----------   ------------   -----------
    $  (893,933)  $(39,432,894)  $(31,569,650)    $  64,969     $(722,116)  $(3,802,271)  $(11,879,446)  $(2,294,975)
    ===========   ============   ============     =========     =========   ===========   ============   ===========

     METROPOLITAN SERIES FUND
---  -------------------------
      RUSSELL
       2000      INTERNATIONAL
       INDEX         STOCK
       SUB-          SUB-
      ACCOUNT       ACCOUNT
     ---------   -------------
     $  10,030    $   766,200
        22,945        138,598
     ---------    -----------
       (12,915)       627,602
      (642,986)       585,388
      (305,601)    (4,428,172)
     ---------    -----------
       337,385     (5,013,560)
       (22,652)      (115,753)
     ---------    -----------
       314,733     (5,129,313)
     ---------    -----------
     $ 301,818    $(4,501,711)
     =========    ===========

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2001


                                                                              METROPOLITAN SERIES FUND
                                                    -----------------------------------------------------------------------------
                                                     AURORA                      AGGREGATE
                                                    SMALL CAP       STOCK          BOND         EAFE        MID CAP
                                                      VALUE         INDEX          INDEX       INDEX      STOCK INDEX     GROWTH
                                                      SUB-           SUB-          SUB-         SUB-         SUB-          SUB-
                                                    ACCOUNT*      ACCOUNT**      ACCOUNT*     ACCOUNT*     ACCOUNT*      ACCOUNT*
                                                    ---------    ------------    ---------    --------    -----------    --------
INCOME
 Dividends........................................  $     --     $         --     $    --     $    --       $    --      $     --

EXPENSE
 Mortality and expense risk charge (Note 3).......    33,101          767,826       6,116         591         1,777         1,591
                                                    --------     ------------     -------     -------       -------      --------
 Net investment income (loss).....................   (33,101)        (767,826)     (6,116)       (591)       (1,777)       (1,591)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net unrealized appreciation (depreciation) on
  investments:
  Beginning of period.............................        --               --          --          --            --            --
  End of period...................................   617,685      (14,675,924)     44,782      (4,182)       44,502       (39,685)
                                                    --------     ------------     -------     -------       -------      --------
 Net change in unrealized appreciation
  (depreciation)..................................   617,685      (14,675,924)     44,782      (4,182)       44,502       (39,685)
 Net realized gain (loss) on investments..........    (9,118)        (251,887)        822          16            26          (798)
                                                    --------     ------------     -------     -------       -------      --------
 Net realized and unrealized gain (loss) on
  investments.....................................   608,567      (14,927,811)     45,604      (4,166)       44,528       (40,483)
                                                    --------     ------------     -------     -------       -------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS..................................  $575,466     $(15,695,637)    $39,488     $(4,757)      $42,751      $(42,074)
                                                    ========     ============     =======     =======       =======      ========

 * For the period May 1, 2001 (Commencement of Operations) through December 31, 2001.
** On April 27, 2001, the MetLife Stock Index Portfolio was substituted for the
   Westpeak Stock Index Series, which is no longer available for investment under the contracts.

                       See Notes to Financial Statements

                                                                                            VARIABLE
                                                                                            INSURANCE
                                                          VARIABLE INSURANCE                PRODUCTS
        AMERICAN FUNDS INSURANCE SERIES                      PRODUCTS FUND                   FUND II
    ----------------------------------------   -----------------------------------------   -----------   -------------
                                  GLOBAL
                   GROWTH-        SMALL          EQUITY-                        HIGH          ASSET
      GROWTH       INCOME     CAPITALIZATION      INCOME        OVERSEAS       INCOME        MANAGER
       SUB-         SUB-           SUB-            SUB-           SUB-          SUB-          SUB-
     ACCOUNT*     ACCOUNT*       ACCOUNT*        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
    -----------   ---------   --------------   ------------   ------------   -----------   -----------   -------------
    $   703,326   $ 247,020    $    19,030     $ 11,204,132   $ 24,381,084   $ 1,758,933   $   849,491   $ 143,597,763
         33,863      27,140          3,946        1,103,777        762,426        95,020       104,280      16,538,330
    -----------   ---------    -----------     ------------   ------------   -----------   -----------   -------------
        669,463     219,880         15,084       10,100,355     23,618,658     1,663,913       745,211     127,059,433
             --          --             --       42,499,466     (3,631,357)   (6,007,940)     (317,692)    240,152,350
       (243,374)    158,373        130,865       22,318,813    (37,794,980)   (8,913,158)   (1,740,917)   (241,069,861)
    -----------   ---------    -----------     ------------   ------------   -----------   -----------   -------------
       (243,374)    158,373        130,865      (20,180,653)   (34,163,623)   (2,905,218)   (1,423,225)   (481,222,211)
         (5,360)     (4,325)        (4,543)          (2,881)   (23,051,827)     (408,150)      (35,169)     (4,048,656)
    -----------   ---------    -----------     ------------   ------------   -----------   -----------   -------------
       (248,734)    154,048        126,322      (20,183,534)   (57,215,450)   (3,313,368)   (1,458,394)   (485,270,867)
    -----------   ---------    -----------     ------------   ------------   -----------   -----------   -------------
       $420,729   $ 373,928    $   141,406     $(10,083,179)  $(33,596,792)  $(1,649,455)  $  (713,183)  $(358,211,434)
    ===========   =========    ===========     ============   ============   ===========   ===========   =============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                                         NEW ENGLAND ZENITH FUND
                                 ------------------------------------------------------------------------------------------------
                                                                                                                        GROWTH
                                   CAPITAL         BOND         MONEY         STOCK                       MID CAP         AND
                                    GROWTH        INCOME        MARKET        INDEX         MANAGED        VALUE        INCOME
                                     SUB-          SUB-          SUB-          SUB-          SUB-          SUB-          SUB-
                                   ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT
                                 ------------   -----------   ----------   ------------   -----------   -----------   -----------
INCOME
 Dividends.....................  $  6,825,924   $        --   $4,511,876   $    149,711   $ 1,581,304   $        --   $ 2,499,909

EXPENSE
 Mortality and expense risk
  charge (Note 3)..............     6,877,345       511,944      500,145      1,351,047       448,504       259,625       659,437
                                 ------------   -----------   ----------   ------------   -----------   -----------   -----------
 Net investment income
  (loss).......................       (51,421)     (511,944)   4,011,731     (1,201,336)    1,132,800      (259,625)    1,840,472

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 Net unrealized appreciation
  (depreciation) on
  investments:
  Beginning of period..........   144,771,302    (4,499,584)          --     63,685,270     9,600,369    (4,330,144)    8,566,144
  End of period................    81,288,400     1,588,195           --     44,833,445     5,621,175     3,374,127     1,010,940
                                 ------------   -----------   ----------   ------------   -----------   -----------   -----------
 Net change in unrealized
  appreciation
  (depreciation)...............   (63,482,902)    6,087,779           --    (18,851,825)   (3,979,194)    7,704,271    (7,555,204)
 Net realized gain (loss) on
  investments..................        65,557       (36,738)          --       (203,449)      (42,829)      (23,066)      (18,902)
                                 ------------   -----------   ----------   ------------   -----------   -----------   -----------
 Net realized and unrealized
  gain (loss) on investments...   (63,417,345)    6,051,041           --    (19,055,274)   (4,022,023)    7,681,205    (7,574,106)
                                 ------------   -----------   ----------   ------------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS....................  $(63,468,766)  $ 5,539,097   $4,011,731   $(20,256,610)  $(2,889,223)  $ 7,421,580   $(5,733,634)
                                 ============   ===========   ==========   ============   ===========   ===========   ===========


                                                NEW ENGLAND ZENITH FUND
                                 -----------------------------------------------------

                                    SMALL         U.S.                       EQUITY
                                     CAP       GOVERNMENT    BALANCED        GROWTH
                                    SUB-          SUB-         SUB-           SUB-
                                   ACCOUNT      ACCOUNT       ACCOUNT       ACCOUNT
                                 -----------   ----------   -----------   ------------
INCOME
 Dividends.....................  $ 1,181,882    $     --    $     5,904   $  3,306,492

EXPENSE
 Mortality and expense risk
  charge (Note 3)..............      902,187       7,636        117,597      1,981,053
                                 -----------    --------    -----------   ------------
 Net investment income
  (loss).......................      279,695      (7,636)      (111,693)     1,325,439

NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS
 Net unrealized appreciation
  (depreciation) on
  investments:
  Beginning of period..........   27,466,967     (56,822)    (1,387,395)    52,277,058
  End of period................   30,103,161      19,698     (1,826,493)      (556,076)
                                 -----------    --------    -----------   ------------
 Net change in unrealized
  appreciation
  (depreciation)...............    2,636,194      76,520       (439,098)   (52,833,134)
 Net realized gain (loss) on
  investments..................      145,497         148         79,174        416,391
                                 -----------    --------    -----------   ------------
 Net realized and unrealized
  gain (loss) on investments...    2,781,691      76,668       (359,924)   (52,416,743)
                                 -----------    --------    -----------   ------------
NET INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS....................  $ 3,061,386    $ 69,032    $  (471,617)  $(51,091,304)
                                 ===========    ========    ===========   ============

+ For the period May 1, 2000 (Commencement of Operations) through December 31,
  2000.
++ On December 1, 2000, the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts.

                       See Notes to Financial Statements


                                                                                           METROPOLITAN SERIES FUND
    ---------------------------------------------------------------------   -------------------------------------------------------
    INTERNATIONAL                                                                                         RUSSELL
       MAGNUM                         BOND                     RESEARCH                     LARGE CAP      2000+     INTERNATIONAL+
      EQUITY++        VENTURE     OPPORTUNITIES   INVESTORS    MANAGERS       MID CAP+       GROWTH+       INDEX         STOCK
        SUB-        VALUE SUB-        SUB-          SUB-         SUB-           SUB-          SUB-         SUB-           SUB-
       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT
    -------------   -----------   -------------   ---------   -----------   ------------   -----------   ---------   --------------
     $   374,965    $        --     $      --     $    966    $     2,453   $  1,356,774   $        --   $ 306,539      $    679
         128,687      1,440,887        10,241       13,612         41,150         62,269        10,822       5,829        17,583
     -----------    -----------     ---------     --------    -----------   ------------   -----------   ---------      --------
         246,278     (1,440,887)      (10,241)     (12,646)       (38,697)     1,294,505       (10,822)    300,710       (16,904)
       3,645,897     38,403,888      (154,569)      20,670        138,291             --            --          --            --
         (48,155)    56,304,584       (88,187)         (63)    (1,124,252)   (11,653,506)   (1,227,677)   (642,986)      633,543
     -----------    -----------     ---------     --------    -----------   ------------   -----------   ---------      --------
      (3,694,052)    17,900,696        66,382      (20,733)    (1,262,543)   (11,653,506)   (1,227,677)   (642,986)      633,543
         (10,214)      (178,858)        5,936       (1,002)        60,137        764,362         4,567      22,026         6,780
     -----------    -----------     ---------     --------    -----------   ------------   -----------   ---------      --------
      (3,683,838)    17,721,838        72,318      (21,735)    (1,202,406)   (10,889,144)   (1,223,110)   (620,960)      640,323
     -----------    -----------     ---------     --------    -----------   ------------   -----------   ---------      --------
     $(3,437,560)   $16,280,951     $  62,077     $(34,381)   $(1,241,103)  $ (9,594,639)  $(1,233,932)  $(320,250)     $623,419
     ===========    ===========     =========     ========    ===========   ============   ===========   =========      ========

                                                 VARIABLE
                                                 INSURANCE
                                                 PRODUCTS
         VARIABLE INSURANCE PRODUCTS FUND         FUND II
     ----------------------------------------   -----------   -------------

       EQUITY-                       HIGH          ASSET
       INCOME        OVERSEAS       INCOME        MANAGER
        SUB-           SUB-          SUB-          SUB-
       ACCOUNT       ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
     -----------   ------------   -----------   -----------   -------------
     $13,394,545   $ 16,105,748   $ 1,006,372   $ 1,452,323   $  54,064,366
       1,054,512      1,056,320       103,143        95,403      17,656,978
     -----------   ------------   -----------   -----------   -------------
      12,340,033     15,049,428       903,229     1,356,920      36,407,388
      42,410,113     51,864,228      (919,900)    1,757,628     433,259,411
      42,499,466     (3,631,357)   (6,007,940)     (317,692)    240,152,350
     -----------   ------------   -----------   -----------   -------------
          89,353    (55,495,585)   (5,088,040)   (2,075,320)   (193,107,061)
        (452,602)        27,078       261,479        16,825         928,725
     -----------   ------------   -----------   -----------   -------------
        (363,249)   (55,468,507)   (4,826,561)   (2,058,495)   (192,178,336)
     -----------   ------------   -----------   -----------   -------------
     $11,976,784   $(40,419,079)  $(3,923,332)  $  (701,575)  $(155,770,948)
     ===========   ============   ===========   ===========   =============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                                                      NEW ENGLAND ZENITH FUND
                                            ---------------------------------------------------------------------------------

                                              CAPITAL         BOND         MONEY         STOCK                      MID CAP
                                               GROWTH        INCOME        MARKET        INDEX        MANAGED        VALUE
                                                SUB-          SUB-          SUB-         SUB-          SUB-          SUB-
                                              ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT
                                            ------------   -----------   ----------   -----------   -----------   -----------
INCOME
 Dividends................................  $239,049,928   $ 5,475,221   $5,083,165   $ 4,154,533   $ 9,783,326   $   459,624

EXPENSE
 Mortality and expense risk charge (Note
   3).....................................     6,723,595       471,818      638,578     1,013,735       421,255       330,436
                                            ------------   -----------   ----------   -----------   -----------   -----------
 Net investment income (loss).............   232,326,333     5,003,403    4,444,587     3,140,798     9,362,071       129,188

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net unrealized appreciation
   (depreciation) on investments:
   Beginning of period....................   215,969,495     1,209,273           --    39,965,167    13,285,666    (3,807,527)
   End of period..........................   144,771,302    (4,499,584)          --    63,685,270     9,600,369    (4,330,144)
                                            ------------   -----------   ----------   -----------   -----------   -----------
 Net change in unrealized appreciation
   (depreciation).........................   (71,198,193)   (5,708,857)          --    23,720,103    (3,685,297)     (522,617)
 Net realized gain (loss) on
   investments............................      (572,298)        1,487           --       (52,322)      (65,614)       (9,202)
                                            ------------   -----------   ----------   -----------   -----------   -----------
 Net realized and unrealized gain (loss)
   on investments.........................   (71,770,491)   (5,707,370)          --    23,667,781    (3,750,911)     (531,819)
                                            ------------   -----------   ----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................  $160,555,842   $  (703,967)  $4,444,587   $26,808,579   $ 5,611,160   $  (402,631)
                                            ============   ===========   ==========   ===========   ===========   ===========


                                              NEW ENGLAND ZENITH FUND
                                            -------------------------
                                              GROWTH
                                                AND          SMALL
                                              INCOME          CAP
                                               SUB-          SUB-
                                              ACCOUNT       ACCOUNT
                                            -----------   -----------
INCOME
 Dividends................................  $12,174,462   $   260,319

EXPENSE
 Mortality and expense risk charge (Note
   3).....................................      578,297       538,571
                                            -----------   -----------
 Net investment income (loss).............   11,596,165      (278,252)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net unrealized appreciation
   (depreciation) on investments:
   Beginning of period....................   13,616,695     3,516,783
   End of period..........................    8,566,144    27,466,967
                                            -----------   -----------
 Net change in unrealized appreciation
   (depreciation).........................   (5,050,551)   23,950,184
 Net realized gain (loss) on
   investments............................      (33,403)        2,146
                                            -----------   -----------
 Net realized and unrealized gain (loss)
   on investments.........................   (5,083,954)   23,952,330
                                            -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS................  $ 6,512,211   $23,674,078
                                            ===========   ===========

* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.

                       See Notes to Financial Statements


-----------------------------------------------------------------------------------------------------------------
                                             INTERNATIONAL
       U.S.                      EQUITY         MAGNUM         VENTURE         BOND                     RESEARCH
    GOVERNMENT    BALANCED       GROWTH         EQUITY          VALUE      OPPORTUNITIES   INVESTORS*   MANAGERS*
       SUB-         SUB-          SUB-           SUB-           SUB-           SUB-           SUB-        SUB-
     ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT      ACCOUNT
    ----------   -----------   -----------   -------------   -----------   -------------   ----------   ---------
     $ 46,383    $   998,875   $26,651,028    $   60,426     $ 3,101,039     $  90,809      $ 1,921     $     --
       10,668        126,629     1,069,420       119,372         961,922        24,177          533        1,540
     --------    -----------   -----------    ----------     -----------     ---------      -------     --------
       35,715        872,246    25,581,608       (58,946)      2,139,117        66,632        1,388       (1,540)
       15,209      1,036,991    30,707,168       194,954      20,008,648       (46,594)          --           --
      (56,822)    (1,387,395)   52,277,058     3,645,897      38,403,888      (154,569)      20,670      138,291
     --------    -----------   -----------    ----------     -----------     ---------      -------     --------
      (72,031)    (2,424,386)   21,569,890     3,450,943      18,395,240      (107,975)      20,670      138,291
       (1,634)       (14,874)     (116,438)       (4,634)        (47,139)        1,097        8,670      (34,566)
     --------    -----------   -----------    ----------     -----------     ---------      -------     --------
      (73,665)    (2,439,260)   21,453,452     3,446,309      18,348,101      (106,878)      29,340      103,725
     --------    -----------   -----------    ----------     -----------     ---------      -------     --------
     $(37,950)   $(1,567,014)  $47,035,060    $3,387,363     $20,487,218     $ (40,246)     $30,728     $102,185
     ========    ===========   ===========    ==========     ===========     =========      =======     ========

                                               VARIABLE
                                              INSURANCE
               VARIABLE INSURANCE              PRODUCTS
                 PRODUCTS FUND                 FUND II
---  --------------------------------------   ----------   ------------

       EQUITY-                      HIGH        ASSET
       INCOME       OVERSEAS       INCOME      MANAGER
        SUB-          SUB-          SUB-         SUB-
       ACCOUNT       ACCOUNT      ACCOUNT      ACCOUNT        TOTAL
     -----------   -----------   ----------   ----------   ------------
     $ 7,478,140   $ 3,746,050   $1,147,254   $  713,060   $320,475,563
       1,005,310       681,381       87,077       74,260     14,878,574
     -----------   -----------   ----------   ----------   ------------
       6,472,830     3,064,669    1,060,177      638,800    305,596,989
      39,593,709    14,768,529     (611,552)   1,247,559    390,670,173
      42,410,113    51,864,228     (919,900)   1,757,628    433,259,411
     -----------   -----------   ----------   ----------   ------------
       2,816,404    37,095,699     (308,348)     510,069     42,589,238
        (592,373)     (370,244)      48,706       (3,669)    (1,856,304)
     -----------   -----------   ----------   ----------   ------------
       2,224,031    36,725,455     (259,642)     506,400     40,732,934
     -----------   -----------   ----------   ----------   ------------
     $ 8,696,861   $39,790,124   $  800,535   $1,145,200   $346,329,923
     ===========   ===========   ==========   ==========   ============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2001

                                     ----------------------------------------------------------------------

                                        CAPITAL              BOND              MONEY              STOCK
                                         GROWTH             INCOME            MARKET              INDEX
                                          SUB-               SUB-              SUB-               SUB-
                                        ACCOUNT            ACCOUNT            ACCOUNT            ACCOUNT
                                     --------------      ------------      -------------      -------------
FROM OPERATING ACTIVITIES
 Net investment income (loss)......  $    9,451,984      $  7,184,747      $   2,942,507      $   6,807,760
 Net realized and unrealized gain
  (loss) on investments............    (197,209,878)          284,743                 --        (17,829,132)
                                     --------------      ------------      -------------      -------------
  Net Increase (decrease) in net
   assets resulting from
   operations......................    (187,757,894)        7,469,490          2,942,507        (11,021,372)

FROM POLICY-RELATED TRANSACTIONS
 Net premiums transferred from New
  England Life Insurance Company
  (Note 4).........................     120,702,047        16,079,114        183,577,288         13,318,097
 Net transfers (to) from other
  sub-accounts.....................     (43,536,243)       21,636,526       (144,125,333)         3,725,284
 Net transfers (to) from New
  England Life Insurance Company...    (104,356,611)      (17,084,744)       (28,415,100)      (183,028,543)
                                     --------------      ------------      -------------      -------------
  Net Increase in net assets
   resulting from policy related
   transactions....................     (27,190,807)       20,630,896         11,036,855       (165,985,162)
                                     --------------      ------------      -------------      -------------
 Net increase (decrease) in net
  assets...........................    (214,948,701)       28,100,386         13,979,362       (177,006,534)
NET ASSETS, AT BEGINNING OF THE
 PERIOD............................   1,023,284,312        74,236,713         73,661,213        177,006,534
                                     --------------      ------------      -------------      -------------
NET ASSETS, AT END OF THE PERIOD...  $  808,335,611      $102,337,099      $  87,640,575      $          --
                                     ==============      ============      =============      =============


                                                                                NEW ENGLAND ZENITH FUND
                                     ------------------------------------------------------------------
                                                                            GROWTH
                                        TOTAL            MID CAP             AND              SMALL
                                        RETURN            VALUE             INCOME             CAP
                                         SUB-              SUB-              SUB-              SUB-
                                       ACCOUNT           ACCOUNT           ACCOUNT           ACCOUNT
                                     ------------      ------------      ------------      ------------
FROM OPERATING ACTIVITIES
 Net investment income (loss)......  $ 13,299,631      $   (103,520)     $    223,731      $  9,744,423
 Net realized and unrealized gain
  (loss) on investments............   (16,425,166)       16,674,013       (14,600,292)      (23,782,674)
                                     ------------      ------------      ------------      ------------
  Net Increase (decrease) in net
   assets resulting from
   operations......................    (3,125,535)       16,570,493       (14,376,561)      (14,038,251)

FROM POLICY-RELATED TRANSACTIONS
 Net premiums transferred from New
  England Life Insurance Company
  (Note 4).........................    10,244,678        12,235,298        17,243,170        27,576,083
 Net transfers (to) from other
  sub-accounts.....................     3,235,428        34,392,616        (3,228,191)         (897,800)
 Net transfers (to) from New
  England Life Insurance Company...    (8,911,220)      (15,070,924)      (19,283,427)      (19,407,100)
                                     ------------      ------------      ------------      ------------
  Net Increase in net assets
   resulting from policy related
   transactions....................     4,568,886        31,556,990        (5,268,448)        7,271,183
                                     ------------      ------------      ------------      ------------
 Net increase (decrease) in net
  assets...........................     1,443,351        48,127,483       (19,645,009)       (6,767,068)
NET ASSETS, AT BEGINNING OF THE
 PERIOD............................    61,147,652        42,681,315        95,130,385       132,626,230
                                     ------------      ------------      ------------      ------------
NET ASSETS, AT END OF THE PERIOD...  $ 62,591,003      $ 90,808,798      $ 75,485,376      $125,859,162
                                     ============      ============      ============      ============

                       See Notes to Financial Statements


                                                                                                         METROPOLITAN SERIES FUND
-----------------------------------------------------------------------------------------------------   --------------------------
                                                                                                                          LARGE
       U.S.                       EQUITY        VENTURE          BOND                      RESEARCH                        CAP
    GOVERNMENT    BALANCED        GROWTH         VALUE       OPPORTUNITIES   INVESTORS     MANAGERS       MID CAP        GROWTH
       SUB-         SUB-           SUB-           SUB-           SUB-           SUB-         SUB-           SUB-          SUB-
     ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT         ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT
    ----------   -----------   ------------   ------------   -------------   ----------   -----------   ------------   -----------
      $42,961    $   591,253   $ 15,883,967   $ 24,228,935    $   83,037     $   (7,499)  $    47,580   $   (161,569)  $   (36,744)
        4,246     (1,485,186)   (55,316,861)   (55,798,585)      (18,068)      (714,617)   (3,849,851)   (11,717,877)   (2,258,231)
     --------    -----------   ------------   ------------    ----------     ----------   -----------   ------------   -----------
       47,207       (893,933)   (39,432,894)   (31,569,650)       64,969       (722,116)   (3,802,271)   (11,879,446)   (2,294,975)
                   3,491,442     64,300,826     54,072,478            --      1,104,466     3,666,773     10,576,777     2,041,506
       28,413        919,446      2,175,648     29,927,924       102,007      1,339,007     1,144,285      9,477,069     2,813,031
       (4,106)    (2,958,148)   (59,744,572)   (30,627,232)      (33,833)      (643,381)   (1,306,512)    (6,501,181)     (818,657)
     --------    -----------   ------------   ------------    ----------     ----------   -----------   ------------   -----------
       24,307      1,452,740      6,731,902     53,373,170        68,174      1,800,092     3,504,546     13,552,665     4,035,880
     --------    -----------   ------------   ------------    ----------     ----------   -----------   ------------   -----------
       71,514        558,807    (32,700,992)    21,803,520       133,143      1,077,976      (297,725)     1,673,219     1,740,905
      753,927     15,019,446    272,882,939    216,183,147     1,035,189      3,009,703    11,606,566     23,854,019     4,495,828
     --------    -----------   ------------   ------------    ----------     ----------   -----------   ------------   -----------
     $825,441    $15,578,253   $240,181,947   $237,986,667    $1,168,332     $4,087,679   $11,308,841   $ 25,527,238   $ 6,236,733
     ========    ===========   ============   ============    ==========     ==========   ===========   ============   ===========


      METROPOLITAN SERIES FUND
---  ---------------------------

       RUSSELL     INTERNATIONAL
     2000 INDEX        STOCK
        SUB-           SUB-
       ACCOUNT        ACCOUNT
     -----------   -------------
     $   (12,915)   $   627,602
         314,733     (5,129,313)
     -----------    -----------
         301,818     (4,501,711)
       1,367,109      5,579,942
       2,704,989      5,403,726
      (1,317,567)    (3,651,972)
     -----------    -----------
       2,754,531      7,331,696
     -----------    -----------
       3,056,349      2,829,985
       2,163,212     19,387,515
     -----------    -----------
     $ 5,219,561    $22,217,500
     ===========    ===========

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2001


                                                          METROPOLITAN SERIES FUND
                                 --------------------------------------------------------------------------
                                   AURORA         STOCK       AGGREGATE
                                  SMALL CAP       INDEX          BOND        EAFE      MID CAP
                                    VALUE         GROWTH        INDEX       INDEX       STOCK      GROWTH
                                    SUB-           SUB-          SUB-        SUB-       SUB-        SUB-
                                  ACCOUNT*       ACCOUNT*      ACCOUNT*    ACCOUNT*   ACCOUNT*    ACCOUNT*
                                 -----------   ------------   ----------   --------   ---------   ---------
FROM OPERATING ACTIVITIES
 Net investment income
   (loss)......................  $   (33,101)  $   (767,826)  $   (6,116)  $   (591)  $  (1,777)  $  (1,591)
 Net realized and unrealized
   gain (loss) on
   investments.................      608,567    (14,927,811)      45,604     (4,166)     44,528     (40,483)
                                 -----------   ------------   ----------   --------   ---------   ---------
   Net Increase (decrease) in
    net assets resulting from
    operations.................      575,466    (15,695,637)      39,488     (4,757)     42,751     (42,074)

FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums transferred from
   New England Life Insurance
   Company (Note 4)............    1,478,099     26,483,557      384,578     68,580     158,146      64,937
 Net transfers (to) from other
   sub-accounts................   15,717,971     11,516,630    4,188,650    333,025     944,550     940,157
 Net transfers (to) from New
   England Life Insurance
   Company.....................   (2,601,494)   155,954,869     (520,407)    40,420    (185,314)   (173,933)
                                 -----------   ------------   ----------   --------   ---------   ---------
   Net Increase in net assets
    resulting from policy
    related transactions.......   14,594,576    193,955,056    4,052,821    442,025     917,382     831,161
                                 -----------   ------------   ----------   --------   ---------   ---------
 Net increase (decrease) in net
   assets......................   15,170,042    178,259,419    4,092,309    437,268     960,133     789,087
NET ASSETS, AT BEGINNING OF THE
 PERIOD........................           --             --           --         --          --          --
                                 -----------   ------------   ----------   --------   ---------   ---------
NET ASSETS, AT END OF THE
 PERIOD........................  $15,170,042   $178,259,419   $4,092,309   $437,268   $ 960,133   $ 789,087
                                 ===========   ============   ==========   ========   =========   =========

 * For the period May 1, 2001 (Commencement of Operations) through December 31, 2001.
** On April 27, 2001, the MetLife Stock Index Portfolio was substituted for the
   Westpeak Stock Index Series, which is no longer available for investment under the contracts.

                       See Notes to Financial Statements

                                                                                              VARIABLE
                                                                                              INSURANCE
                                                            VARIABLE INSURANCE                PRODUCTS
         AMERICAN FUNDS INSURANCE SERIES                       PRODUCTS FUND                   FUND II
    ------------------------------------------   -----------------------------------------   -----------   --------------
                    GROWTH-      GLOBAL SMALL      EQUITY-                        HIGH          ASSET
      GROWTH        INCOME      CAPITALIZATION      INCOME        OVERSEAS       INCOME        MANAGER
       SUB-          SUB-            SUB-            SUB-           SUB-          SUB-          SUB-
     ACCOUNT*      ACCOUNT*        ACCOUNT*        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
    -----------   -----------   --------------   ------------   ------------   -----------   -----------   --------------
    $   669,463   $   219,880     $   15,084     $ 10,100,355   $ 23,618,658   $ 1,663,913   $   745,211   $  127,059,433
       (248,734)      154,048        126,322      (20,183,534)   (57,215,450)   (3,313,368)   (1,458,394)    (485,270,867)
    -----------   -----------     ----------     ------------   ------------   -----------   -----------   --------------
        420,729       373,928        141,406      (10,083,179)   (33,596,792)   (1,649,455)     (713,183)    (358,211,434)
      1,979,441     1,528,344        199,909       23,566,426     22,864,761     3,376,955     3,516,423      632,847,250
     19,367,339    13,853,685      2,120,530        1,729,692     (2,729,062)    3,183,382     1,595,619               --
     (2,931,532)   (2,537,897)      (392,307)     (19,935,729)   (69,812,641)   (3,232,956)   (2,789,787)    (452,283,538)
    -----------   -----------     ----------     ------------   ------------   -----------   -----------   --------------
     18,415,248    12,844,132      1,928,132        5,360,389    (49,676,942)    3,327,381     2,322,255      180,563,712
    -----------   -----------     ----------     ------------   ------------   -----------   -----------   --------------
     18,835,977    13,218,060      2,069,538       (4,722,790)   (83,273,734)    1,677,926     1,609,072     (177,647,722)
             --            --             --      157,030,403    183,248,954    11,632,558    13,220,267    2,615,298,027
    -----------   -----------     ----------     ------------   ------------   -----------   -----------   --------------
    $18,835,977   $13,218,060     $2,069,538     $152,307,613   $ 99,975,220   $13,310,484   $14,829,339   $2,437,650,305
    ===========   ===========     ==========     ============   ============   ===========   ===========   ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                                 NEW ENGLAND ZENITH FUND
                          ------------------------------------------------------------------------------------------------------
                                                                                                                       GROWTH
                             CAPITAL           BOND           MONEY          STOCK                       MID CAP         AND
                              GROWTH          INCOME         MARKET          INDEX         MANAGED        VALUE        INCOME
                               SUB-            SUB-           SUB-            SUB-          SUB-          SUB-          SUB-
                             ACCOUNT         ACCOUNT         ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT
                          --------------   ------------   -------------   ------------   -----------   -----------   -----------
FROM OPERATING
 ACTIVITIES
 Net investment income
  (loss)................  $      (51,421)  $   (511,944)  $   4,011,731   $ (1,201,336)  $ 1,132,800   $  (259,625)  $ 1,840,472
 Net realized and
  unrealized gain (loss)
  on investments........     (63,417,345)     6,051,041              --    (19,055,274)   (4,022,023)    7,681,205    (7,574,106)
                          --------------   ------------   -------------   ------------   -----------   -----------   -----------
  Net increase
   (decrease) in net
   assets resulting from
   operations...........     (63,468,766)     5,539,097       4,011,731    (20,256,610)   (2,889,223)    7,421,580    (5,733,634)

FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums
  transferred from New
  England Life Insurance
  Company (Note 4)......     134,719,373     12,375,855     236,841,520     39,147,722    10,169,186     6,884,739    17,754,814
 Net transfers (to) from
  other sub-accounts....     (53,936,979)    (1,050,289)   (209,452,023)    21,601,786    (1,102,701)       19,759        71,181
 Net transfers (to) from
  New England Life
  Insurance Company.....    (140,732,696)   (10,668,357)    (94,509,898)   (28,008,433)   (9,199,841)   (5,138,115)   (2,072,288)
                          --------------   ------------   -------------   ------------   -----------   -----------   -----------
  Net increase
   (decrease) in net
   assets resulting from
   policy related
   transactions.........     (59,950,302)       657,209     (67,120,401)    32,741,075      (133,356)    1,766,383    15,753,707
                          --------------   ------------   -------------   ------------   -----------   -----------   -----------
 Net increase (decrease)
  in net assets.........    (123,419,068)     6,196,306     (63,108,670)    12,484,465    (3,022,579)    9,187,963    10,020,073
NET ASSETS, AT BEGINNING
 OF THE PERIOD..........   1,146,703,380     68,040,407     136,769,883    164,522,069    64,170,231    33,493,352    85,110,312
                          --------------   ------------   -------------   ------------   -----------   -----------   -----------
NET ASSETS, AT END OF
 THE PERIOD.............  $1,023,284,312   $ 74,236,713   $  73,661,213   $177,006,534   $61,147,652   $42,681,315   $95,130,385
                          ==============   ============   =============   ============   ===========   ===========   ===========


                                                 NEW ENGLAND ZENITH FUND
                          ----------------------------------------------------------------------
                                                                                   INTERNATIONAL
                             SMALL          U.S.                       EQUITY         MAGNUM
                              CAP        GOVERNMENT    BALANCED        GROWTH        EQUITY++
                              SUB-          SUB-         SUB-           SUB-           SUB-
                            ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT         ACCOUNT
                          ------------   ----------   -----------   ------------   -------------
FROM OPERATING
 ACTIVITIES
 Net investment income
  (loss)................  $    279,695    $ (7,636)   $  (111,693)  $  1,325,439   $    246,278
 Net realized and
  unrealized gain (loss)
  on investments........     2,781,691      76,668       (359,924)   (52,416,743)    (3,683,838)
                          ------------    --------    -----------   ------------   ------------
  Net increase
   (decrease) in net
   assets resulting from
   operations...........     3,061,386      69,032       (471,617)   (51,091,304)    (3,437,560)

FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums
  transferred from New
  England Life Insurance
  Company (Note 4)......    22,841,356          --      3,706,077     62,510,597      3,782,500
 Net transfers (to) from
  other sub-accounts....    37,692,753     (56,167)      (718,221)    85,404,643    (16,563,486)
 Net transfers (to) from
  New England Life
  Insurance Company.....   (20,021,929)    (16,248)    (2,786,161)   (22,586,575)            --
                          ------------    --------    -----------   ------------   ------------
  Net increase
   (decrease) in net
   assets resulting from
   policy related
   transactions.........    40,512,180     (72,415)       201,695    125,328,665    (12,780,986)
                          ------------    --------    -----------   ------------   ------------
 Net increase (decrease)
  in net assets.........    43,573,566      (3,383)      (269,922)    74,237,361    (16,218,546)
NET ASSETS, AT BEGINNING
 OF THE PERIOD..........    89,052,664     757,310     15,289,368    198,645,578     16,218,546
                          ------------    --------    -----------   ------------   ------------
NET ASSETS, AT END OF
 THE PERIOD.............  $132,626,230    $753,927    $15,019,446   $272,882,939   $         --
                          ============    ========    ===========   ============   ============

 + For the period May 1, 2000 (Commencement of Operations) through December 31,
   2000.
++ On December 1, 2000 the Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts.

                       See Notes to Financial Statements


                                                                              METROPOLITAN SERIES FUND
    -------------------------------------------------------   --------------------------------------------------------
                                                                                LARGE       RUSSELL
      VENTURE          BOND                      RESEARCH                        CAP         2000+      INTERNATIONAL+
       VALUE       OPPORTUNITIES   INVESTORS     MANAGERS       MID CAP+       GROWTH+       INDEX          STOCK
        SUB-           SUB-           SUB-         SUB-           SUB-          SUB-          SUB-           SUB-
      ACCOUNT         ACCOUNT       ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT      ACCOUNT        ACCOUNT
    ------------   -------------   ----------   -----------   ------------   -----------   ----------   --------------
    $ (1,440,887)   $  (10,241)    $  (12,646)  $   (38,697)  $  1,294,505   $   (10,822)  $  300,710    $   (16,904)
                        72,318        (21,735)   (1,202,406)   (10,889,144)   (1,223,110)    (620,960)       640,323
      17,721,838
    ------------    ----------     ----------   -----------   ------------   -----------   ----------    -----------

      16,280,951        62,077        (34,381)   (1,241,103)    (9,594,639)   (1,233,932)    (320,250)       623,419

      43,590,651            --        511,027     1,389,537      2,953,055       672,516      219,502        624,545

      52,137,520       (76,915)     2,126,907    11,980,716     31,992,287     5,876,190    1,935,622     20,720,805

     (42,296,007)      (11,007)      (286,688)   (1,310,787)    (1,496,684)     (818,946)     328,338     (2,581,254)
    ------------    ----------     ----------   -----------   ------------   -----------   ----------    -----------
                       (87,922)     2,351,246    12,059,466     33,448,658     5,729,760    2,483,462     18,764,096
      53,432,164
    ------------    ----------     ----------   -----------   ------------   -----------   ----------    -----------
      69,713,115       (25,845)     2,316,865    10,818,363     23,854,019     4,495,828    2,163,212     19,387,515

     146,470,032     1,061,034        692,838       788,203             --            --           --             --
    ------------    ----------     ----------   -----------   ------------   -----------   ----------    -----------
    $216,183,147    $1,035,189     $3,009,703   $11,606,566   $ 23,854,019   $ 4,495,828   $2,163,212    $19,387,515
    ============    ==========     ==========   ===========   ============   ===========   ==========    ===========

                                                  VARIABLE
                                                  INSURANCE
                                                  PRODUCTS
              VARIABLE INSURANCE FUND              FUND II
     -----------------------------------------   -----------   --------------

       EQUITY-                        HIGH          ASSET
        INCOME        OVERSEAS       INCOME        MANAGER
         SUB-           SUB-          SUB-          SUB-
       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
     ------------   ------------   -----------   -----------   --------------
     $ 12,340,033   $ 15,049,428   $   903,229   $ 1,356,920   $   36,407,388
         (363,249)   (55,468,507)   (4,826,561)   (2,058,495)    (192,178,336)
     ------------   ------------   -----------   -----------   --------------
       11,976,784    (40,419,079)   (3,923,332)     (701,575)    (155,770,948)
       24,790,229     45,688,246     3,195,995     2,631,829      677,000,871
      (10,695,232)    19,044,295       658,505     2,389,044               --
      (21,100,288)    32,597,100    (1,779,533)   (2,869,212)    (377,365,509)
     ------------   ------------   -----------   -----------   --------------
       (7,005,291)    97,329,641     2,074,967     2,151,661      299,635,362
     ------------   ------------   -----------   -----------   --------------
        4,971,493     56,910,562    (1,848,365)    1,450,086      143,864,414
      152,058,910    126,338,392    13,480,923    11,770,181    2,471,433,613
     ------------   ------------   -----------   -----------   --------------
     $157,030,403   $183,248,954   $11,632,558   $13,220,267   $2,615,298,027
     ============   ============   ===========   ===========   ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1999

                                 ---------------------------------------------------------------------------------------

                                    CAPITAL          BOND           MONEY          STOCK                       MID CAP
                                     GROWTH         INCOME         MARKET          INDEX         MANAGED        VALUE
                                      SUB-           SUB-           SUB-            SUB-          SUB-          SUB-
                                    ACCOUNT         ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT
                                 --------------   -----------   -------------   ------------   -----------   -----------
FROM OPERATING ACTIVITIES
 Net investment income
   (loss)......................  $  232,326,333   $ 5,003,403   $   4,444,587   $  3,140,798   $ 9,362,071   $   129,188
 Net realized and unrealized
   gain (loss) on
   investments.................     (71,770,491)   (5,707,370)             --     23,667,781    (3,750,911)     (531,819)
                                 --------------   -----------   -------------   ------------   -----------   -----------
   Net Increase (decrease) in
    net assets resulting from
    operations.................     160,555,842      (703,967)      4,444,587     26,808,579     5,611,160      (402,631)

FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums transferred from
   New England Life Insurance
   Company (Note 4)............     142,211,177    13,805,688     214,469,972     29,988,746    10,115,433     7,098,841
 Net transfers (to) from other
   sub-accounts................      (3,426,057)    5,993,183    (132,180,032)    28,975,401     3,130,211    (1,928,318)
 Net transfers (to) from New
   England Life Insurance
   Company.....................    (127,342,172)   (8,870,541)    (35,295,568)   (21,960,448)   (7,936,560)   (3,985,601)
                                 --------------   -----------   -------------   ------------   -----------   -----------
   Net Increase in net assets
    resulting from policy
    related transactions.......      11,442,948    10,928,330      46,994,372     37,003,699     5,309,084     1,184,922
                                 --------------   -----------   -------------   ------------   -----------   -----------
 Net increase (decrease) in net
   assets......................     171,998,790    10,224,363      51,438,959     63,812,278    10,920,244       782,291
NET ASSETS, AT BEGINNING OF THE
 PERIOD........................     974,704,592    57,816,044      85,330,924    100,709,791    53,249,987    32,711,062
                                 --------------   -----------   -------------   ------------   -----------   -----------
NET ASSETS, AT END OF THE
 PERIOD........................  $1,146,703,382   $68,040,407   $ 136,769,883   $164,522,069   $64,170,231   $33,493,353
                                 ==============   ===========   =============   ============   ===========   ===========


                                                  NEW ENGLAND ZENITH FUND
                                 ----------------------------------------
                                    GROWTH
                                     AND           SMALL          U.S.
                                    INCOME          CAP        GOVERNMENT
                                     SUB-           SUB-          SUB-
                                   ACCOUNT        ACCOUNT       ACCOUNT
                                 ------------   ------------   ----------
FROM OPERATING ACTIVITIES
 Net investment income
   (loss)......................  $ 11,596,165   $   (278,252)   $ 35,715
 Net realized and unrealized
   gain (loss) on
   investments.................    (5,083,954)    23,952,330     (73,665)
                                 ------------   ------------    --------
   Net Increase (decrease) in
    net assets resulting from
    operations.................     6,512,211     23,674,078     (37,950)

FROM POLICY-RELATED
 TRANSACTIONS
 Net premiums transferred from
   New England Life Insurance
   Company (Note 4)............    15,769,644     16,994,060          --
 Net transfers (to) from other
   sub-accounts................    14,513,514     (3,433,209)     79,255
 Net transfers (to) from New
   England Life Insurance
   Company.....................   (10,636,850)   (11,981,152)     24,393
                                 ------------   ------------    --------
   Net Increase in net assets
    resulting from policy
    related transactions.......    19,646,308      1,579,699     103,648
                                 ------------   ------------    --------
 Net increase (decrease) in net
   assets......................    26,158,519     25,253,777      65,698
NET ASSETS, AT BEGINNING OF THE
 PERIOD........................    58,951,793     63,798,887     691,612
                                 ------------   ------------    --------
NET ASSETS, AT END OF THE
 PERIOD........................  $ 85,110,312   $ 89,052,664    $757,310
                                 ============   ============    ========

* For the period April 30, 1999 (Commencement of Operations) through December 31, 1999.

                       See Notes to Financial Statements


-------------------------------------------------------------------------------------------------------
                                 INTERNATIONAL
                     EQUITY         MAGNUM         VENTURE          BOND                      RESEARCH
     BALANCED        GROWTH         EQUITY          VALUE       OPPORTUNITIES   INVESTORS*   MANAGERS*
       SUB-           SUB-           SUB-            SUB-           SUB-           SUB-         SUB-
      ACCOUNT       ACCOUNT         ACCOUNT        ACCOUNT         ACCOUNT       ACCOUNT      ACCOUNT
    -----------   ------------   -------------   ------------   -------------   ----------   ----------
    $   872,246   $ 25,581,608    $   (58,946)   $  2,139,117    $   66,632     $    1,388   $   (1,540)
     (2,439,260)    21,453,452      3,446,309      18,348,101      (106,878)        29,340      103,725
     -----------   ------------    -----------    ------------    ----------     ----------   ----------

     (1,567,014)    47,035,060      3,387,363      20,487,218       (40,246)        30,728      102,185

      4,093,455     31,646,457      3,430,299      32,031,496            --         75,935       86,667

      1,865,860     59,949,102      1,463,742      22,546,367         1,100        684,756      763,549

     (1,579,581)   (30,858,890)    (2,381,414)    (23,867,517)        9,526        (98,581)    (164,198)
    -----------   ------------    -----------    ------------    ----------     ----------   ----------
                    60,736,669      2,512,627      30,710,346        10,626        662,110      686,018
      4,379,734
    -----------   ------------    -----------    ------------    ----------     ----------   ----------
      2,812,720    107,771,729      5,899,990      51,197,564       (29,620)       692,838      788,203

     12,476,648     90,873,849     10,318,556      95,272,468     1,090,654             --           --
    -----------   ------------    -----------    ------------    ----------     ----------   ----------
    $15,289,368   $198,645,578    $16,218,546    $146,470,032    $1,061,034     $  692,838   $  788,203
    ===========   ============    ===========    ============    ==========     ==========   ==========

                                                  VARIABLE
                                                  INSURANCE
                VARIABLE INSURANCE                PRODUCTS
                   PRODUCTS FUND                   FUND II
---  -----------------------------------------   -----------   --------------

       EQUITY-                        HIGH          ASSET
        INCOME        OVERSEAS       INCOME        MANAGER
         SUB-           SUB-          SUB-          SUB-
       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT         TOTAL
     ------------   ------------   -----------   -----------   --------------
     $  6,472,830   $  3,064,669   $ 1,060,177   $   638,800   $  305,596,989
        2,224,031     36,725,455      (259,642)      506,400       40,732,934
     ------------   ------------   -----------   -----------   --------------
        8,696,861     39,790,124       800,535     1,145,200      346,329,923
       26,649,674     17,254,614     3,727,099     2,393,210      571,842,467
       (2,823,843)     1,086,949     1,354,057     1,384,413               --
      (19,017,183)   (16,067,097)   (2,389,723)   (1,339,833)    (325,738,990)
     ------------   ------------   -----------   -----------   --------------
        4,808,648      2,274,466     2,691,433     2,437,790      246,103,477
     ------------   ------------   -----------   -----------   --------------
       13,505,509     42,064,590     3,491,968     3,582,990      592,433,400
      138,553,401     84,273,799     9,988,955     8,187,191    1,879,000,213
     ------------   ------------   -----------   -----------   --------------
     $152,058,910   $126,338,389   $13,480,923   $11,770,181   $2,471,433,613
     ============   ============   ===========   ===========   ==============

                       See Notes to Financial Statements

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS

1. NATURE OF BUSINESS. New England Variable Life Separate Account (the "Account") of New England Life Insurance Company ("NELICO") was established by NELICO's Board of Directors on January 31, 1983 in accordance with the regulations of the Delaware Insurance Department and is now operating in accordance with the regulations of the Commonwealth of Massachusetts Division of Insurance. The Account is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the Account are owned by NELICO. The net assets of the Account are restricted from use in the ordinary business of NELICO. NELICO is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. SUB-ACCOUNTS. The Account has thirty-two investment sub-accounts each of which invest in the shares of one portfolio of the New England Zenith Fund ("Zenith Fund"), the Metropolitan Series Fund, Inc., the Variable Insurance Products Fund, the Variable Insurance Products Fund II or American Funds Insurance Series. The portfolios of the Zenith Fund, the Metropolitan Series Fund, Inc., the Variable Insurance Products Fund, the Variable Insurance Products Fund II and American Funds Insurance Series in which the sub-accounts invest are referred to herein as the "Eligible Funds". The Zenith Fund, Metropolitan Series Fund, Inc., the Variable Insurance Products Fund, the Variable Insurance Products Fund II and American Funds Insurance Series are open-end management investment companies. The Account purchases or redeems shares of the Eligible Funds based on the amount of net premiums invested in the Account, transfers among the sub-accounts, policy loans, surrender payments, and death benefit payments. The values of the shares of the Eligible Funds are determined as of the close of the New York Stock Exchange (normally 4:00 p.m.
EST) on each day the Exchange is open for trading. Realized gains and losses on the sale of Eligible Funds' shares are computed on the basis of identified cost on the trade date. Income from dividends is recorded on the ex-dividend date. Charges for investment advisory fees and other expenses are reflected in the carrying value of the assets of the Eligible Funds.

3. MORTALITY AND EXPENSE RISK CHARGES. NELICO charges the Account for the mortality and expense risk NELICO assumes. The mortality risk assumed by NELICO is the risk that insureds may live for shorter periods of time than NELICO estimated when setting its cost of insurance charges. The expense risk assumed by NELICO is the risk that the deductions for sales and administrative charges may prove insufficient to cover actual cost. If these deductions are insufficient to cover the cost of the mortality and expense risk assumed by NELICO, NELICO absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is retained by NELICO. Under some versions of the policies the charge is assessed daily against Account assets and under others it is deducted monthly from policy cash values. The rate of the charge varies by policy version.

4. NET PREMIUM TRANSFERS AND DEDUCTIONS FROM CASH VALUE. Certain deductions are made from each premium payment paid to NELICO to arrive at a net premium that is transferred to the Account. Certain deductions are made from cash value in the sub-accounts. These deductions, depending on the policy, could include sales load, administrative charges, premium tax charges, risk charges, cost of insurance charges, and charges for rider benefits and special risk charges.

5. FEDERAL INCOME TAXES. For federal income tax purposes the Account's operations are included with those of NELICO. NELICO intends to make appropriate charges against the Account in the future if and when tax liabilities arise.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

6. INVESTMENT ADVISERS. MetLife Advisers, LLC (formerly, New England Investment Management, LLC.) is the investment adviser for the series of the Zenith Fund. The Chart below shows the sub-adviser for each series of the Zenith Fund. MetLife Advisers, which is an affiliate of NELICO, and each of the sub-advisers are registered with the Securities and Exchange Commission as investment advisers under the Investment Advisers Act of 1940.

                   SERIES                                       SUB-ADVISER
                   ------                      ----------------------------------------------
Capital Growth                                 Capital Growth Management Limited Partnership*
State Street Research Money Market             State Street Research and Management Company**
State Street Research Bond Income              State Street Research and Management Company**
MFS Total Return+                              Massachusetts Financial Services Company**
Westpeak Growth and Income                     Westpeak Investment Advisors, L.P.
Harris Oakmark Mid Cap Value****               Harris Associates L.P.
Loomis Sayles Small Cap                        Loomis, Sayles & Company, L.P.
Balanced***                                    Wellington Management Company, LLP.
Davis Venture Value*****                       Davis Selected Advisers, L.P.
Alger Equity Growth                            Fred Alger Management, Inc.
Salomon Brothers U.S. Government               Salomon Brothers Asset Management, Inc.
Salomon Brothers Strategic Bond Opportunities  Salomon Brothers Asset Management, Inc.
MFS Investors Series                           Massachusetts Financial Services Company
MFS Research Managers Series                   Massachusetts Financial Services Company

    * Effective May 1, 2001, MetLife Advisers became the investment adviser to the Capital Growth Series and Capital Growth Management Limited Partnership became the sub-adviser.
   ** Prior to July 1, 2001, Back Bay Adviser, L.P. was the sub-adviser.
  *** Prior to May 1, 2000, Loomis Sayles & Company was the sub-adviser.
 **** Prior to May 1, 2000, Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co. was subadviser. Prior to May 1, 1998, Loomis Sayles & Company, LLP was the sub-adviser.
***** Davis Selected may also delegate any of its responsibilities to Davis
      Selected Advisers -- NY, Inc., a wholly-owned subsidiary of Davis
      Selected.
    + Formerly, the Back Bay Advisers Managed Series.

The Putnam International Stock Portfolio was substituted for the Morgan Stanley International Magnum Equity Series on December 1, 2000. The Morgan Stanley International Magnum Equity Series is no longer available for investment under the contracts. The Metlife Stock Index Portfolio was substituted for the Westpeak Stock Index Series on April 27, 2001. The Westpeak Stock Index Series is no longer available for investment under the contracts.

MetLife Advisers became investment manager for the Metropolitan Series Fund Portfolios on May 1, 2001. Prior to that time, Metropolitan Life Insurance Company was the investment manager. The following chart shows the sub-investment manager for each portfolio of the Metropolitan Series Fund.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

                  PORTFOLIO                                SUB-INVESTMENT MANAGER
                  ---------                    ----------------------------------------------
Putnam Large Cap Growth                        Putnam Investment Management, LLC
Janus Mid Cap                                  Janus Capital Corporation
Russell 2000 Index                             Metropolitan Life Insurance Company*
Putnam International Stock                     Putnam Investment Management, LLC
MetLife Stock Index                            Metropolitan Life Insurance Company*
MetLife Mid Cap Stock Index                    Metropolitan Life Insurance Company*
Morgan Stanley EAFE Index                      Metropolitan Life Insurance Company*
Lehman Brothers Aggregate Bond Index           Metropolitan Life Insurance Company*
State Street Research Aurora Small Cap Value   State Street Research and Management Company
Janus Growth                                   Janus Capital Corporation

* Metropolitan Life Insurance Company became sub-investment manager on May 1, 2001.

Capital Research and Management Company is the investment adviser for the American Funds Insurance Series.

Fidelity Management & Research Company is the investment adviser for the Variable Insurance Products Fund and Variable Insurance Products Fund II.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

7. INVESTMENT PURCHASES AND SALES. The following table shows the aggregate cost of Eligible Fund shares purchased and proceeds from the sales of Eligible Fund shares for each sub-account for the year ended December 31, 2001:

                                                               PURCHASES         SALES
                                                              ------------    ------------
Capital Growth Series.......................................   187,210,262     234,291,654
State Street Research Money Market Series...................   297,971,187     291,611,817
State Street Research Bond Income Series....................    55,805,111      31,541,078
MFS Total Return Series.....................................    25,517,356      20,713,998
Westpeak Stock Index Series.................................    29,577,087      20,705,826
Westpeak Growth and Income Series...........................    31,857,925      29,133,954
Harris Oakmark Mid Cap Value Series.........................    62,984,945      25,824,328
Loomis Sayles Small Cap Series..............................    57,316,690      50,868,764
Balanced Series.............................................     7,921,255       6,114,641
Davis Venture Value Series..................................   123,357,561      76,239,954
Alger Equity Growth Series..................................   131,970,680     125,201,635
Salomon Bothers U.S. Government Series......................       804,196         806,918
Salomon Bothers Strategic Bond Opportunities Series.........       580,430         539,862
MFS Investors Series........................................     3,117,403       1,140,759
MFS Research Managers Series................................     9,377,980       6,438,666
Putnam International Stock Portfolio........................    17,224,713       8,533,291
Putnam Large Cap Growth Portfolio...........................     7,430,505       3,239,414
Janus Mid Cap Portfolio.....................................    29,528,499      12,124,400
Russell 2000 Index Portfolio................................     5,834,503       2,132,644
MetLife Stock Index Portfolio+..............................    66,613,299      46,652,727
MetLife Mid Cap Stock Index Portfolio+......................     1,230,568         158,119
Morgan Stanley EAFE Index Portfolio+........................       591,046          72,451
Lehman Brothers Aggregate Bond Index Portfolio+.............     4,940,823         497,645
State Street Research Aurora Small Cap Value Portfolio+.....    19,973,642       3,602,127
Janus Growth Portfolio......................................     1,321,567         393,099
American Funds Growth Fund+.................................    23,605,545       2,844,769
American Funds Growth-Income Fund+..........................    16,548,654       1,842,993
American Funds Global Small Capitalization Fund+............     2,623,882         455,792
VIP Equity-Income Portfolio.................................    46,115,663      43,139,853
VIP Overseas Portfolio......................................    68,636,230     128,028,513
VIP High Income Portfolio...................................    11,544,385       7,517,782
VIP II Asset Manager Portfolio..............................     7,891,831       5,225,611

+ For the period May 1, 2001 (Commencement of Sub-Account Operations) to
  December 31, 2001.

8. NET INVESTMENT RETURNS. The following table shows the net investment return of the Sub-Account for each type of variable life insurance policy investing in the Account. The net investment return reflects the appropriate mortality and expense risk charge against sub-account assets, where applicable, for each type of variable life insurance policy shown. These figures do not reflect charges deducted from premiums and the cash values of the policies. Such charges will affect the actual cash values and benefits of the policies.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FIXED PREMIUM ("ZENITH LIFE") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Capital Growth........    53.45%    (6.38)%     14.57%    (7.39)%     37.55%     20.65%
Bond Income***........    17.55%      7.80%     12.22%    (3.70)%     20.78%      4.24%
Money Market***.......     5.84%      3.43%      2.61%      3.61%      5.33%      4.76%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT             12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------             --------   --------   --------   --------   --------
Capital Growth........    23.05%     33.63%     15.30%    (4.98)%   (16.72)%
Bond Income***........    10.50%      8.66%    (0.81)%      7.77%      8.43%
Money Market***.......     4.97%      4.90%      4.60%      5.85%      3.62%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****.......    29.98%      6.92%      9.34%      0.76%     36.44%     22.04%     32.03%     27.49%     19.96%    (9.36)%
Total Return***.......    19.75%      6.33%     10.26%    (1.46)%     30.81%     14.62%     26.12%     19.24%      9.59%    (3.72)%

                        1/1/01-
SUB-ACCOUNT             12/31/01
-----------             --------
Stock Index****.......  (12.53)%
Total Return***.......   (4.14)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value..................    14.47%    (0.62)%     29.90%     17.20%     16.91%    (5.79)%      0.00%     20.01%     27.33%
Growth and Income..............    13.97%    (1.55)%     35.99%     17.68%     33.01%     24.02%      8.97%    (5.48)%   (14.23)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income..................     9.29%      6.69%     34.62%     13.88%     27.66%     11.24%      5.96%      8.04%    (5.29)%
Overseas.......................    14.57%      1.37%      9.30%     12.82%     11.17%     12.36%     42.13%   (19.39)%   (21.44)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.45)%     28.40%     30.22%     24.42%    (2.04)%     31.29%      4.89%    (9.15)%

                                            8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
High Income...............................   (0.58)%     20.18%     13.63%     17.26%    (4.66)%      7.78%   (22.74)%   (12.04)%
Asset Manager.............................   (4.41)%     16.55%     14.20%     20.23%     14.65%     10.70%    (4.26)%    (4.43)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    24.84%     12.78%     25.19%     47.27%     33.66%   (13.98)%   (12.33)%
Balanced.............................................    13.75%     16.50%     15.77%      8.73%    (5.39)%    (2.26)%    (4.78)%
International Stock**................................     3.85%      6.30%    (1.64)%      6.90%     24.18%   (10.51)%   (20.87)%
Venture Value........................................    21.64%     25.40%     33.03%     14.02%     17.11%      9.11%   (11.46)%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.61%    (0.49)%   (16.23)%
Research Managers...........................................    19.52%    (3.97)%   (21.23)%

                                                              5/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/00   12/31/01
-----------                                                   --------   --------
Mid Cap.....................................................  (28.30)%   (37.54)%
Russell 2000(R) Index.......................................   (6.56)%      0.51%
Large Cap Growth............................................  (27.17)%   (31.07)%

                                                              5/1/01-
SUB-ACCOUNT                                                   12/31/01
-----------                                                   --------
Bond Index..................................................     4.57%
Growth Fund.................................................  (14.32)%
Growth and Income Fund......................................   (2.75)%
Janus Growth Portfolio......................................  (21.98)%
Global Small Cap............................................   (8.29)%
EAFE Index..................................................  (16.38)%
Small Cap Value.............................................   (0.23)%
Mid Cap Stock Index.........................................   (1.08)%

   * Based on a mortality and expense risk charge at an annual rate of .35%.

  ** On December 1, 2000 the Putnam International Stock Portfolio (which commenced operations on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors L.P. was the subadviser to the
     State Street Research Money Market Series, the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the State Street Research Money Market Series and the State Street Research Bond Income Series, and Massachusetts Financial Services Company became the subadviser to the MFS Total Return Series (formerly the Back Bay Advisors Managed Series).

 ****On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Series, which is no longer available for investment under the policy. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Series, since its inception on May 1, 1987.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

SINGLE PREMIUM ("ZENITH LIFE ONE") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Capital Growth........    53.29%    (6.47)%     14.46%    (7.38)%     37.41%     20.53%
Bond Income***........    17.43%      7.69%     12.10%    (3.80)%     20.66%      4.14%
Money Market***.......     5.74%      3.33%      2.51%      3.35%      5.23%      4.65%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT             12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------             --------   --------   --------   --------   --------
Capital Growth........    22.92%     33.49%     15.18%    (5.08)%   (16.81)%
Bond Income***........    10.39%      8.55%    (0.91)%      7.66%      8.32%
Money Market***.......     4.87%      4.79%      4.49%      5.75%      3.51%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****......     29.85%      6.81%      9.23%      0.66%     36.30%     21.91%     31.90%     27.36%     19.84%    (9.45)%
Total Return***......     19.63%      6.22%     10.15%    (1.56)%     30.67%     14.51%     25.99%     19.12%      9.48%    (3.81)%

                       1/1/01-
SUB-ACCOUNT            12/31/01
-----------            --------
Stock Index****......  (12.62)%
Total Return***......   (4.24)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value.................     14.39%    (0.72)%     29.77%     17.08%     16.80%    (5.88)%    (0.10)%     19.89%     27.20%
Growth and Income.............     13.90%    (1.65)%     38.85%     17.56%     32.87%     23.89%      8.86%    (5.58)%   (14.31)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity Income..................     9.22%      6.59%     34.49%     13.77%     27.53%     11.13%      5.85%      7.93%    (5.38)%
Overseas.......................    14.49%      1.27%      9.19%     12.70%     11.05%     12.24%     41.99%   (19.47)%   (21.52)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.52)%     28.27%     30.09%     24.29%    (2.14)%     31.16%      4.78%    (9.24)%

                                            8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
High Income...............................   (0.61)%     20.06%     13.52%     17.14%    (4.76)%      7.67%   (22.82)%   (12.13)%
Asset Manager.............................   (4.45)%     16.43%     14.09%     20.11%     14.53%     10.59%    (4.36)%    (4.52)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    24.76%     12.66%     25.06%     47.12%     33.53%   (14.07)%   (12.42)%
Balanced.............................................    13.67%     16.39%     15.66%      8.62%    (5.49)%    (2.35)%    (4.88)%
International Stock**................................     3.79%      6.19%    (1.74)%      6.79%     24.05%   (10.60)%   (20.95)%
Venture Value........................................    21.56%     25.27%     32.90%     13.90%     16.99%      9.00%   (11.55)%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.54%    (0.59)%   (16.31)%
Research Managers...........................................    19.44%    (4.07)%   (21.31)%

                                                              5/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/00   12/31/01
-----------                                                   --------   --------
Mid Cap.....................................................  (28.35)%   (37.61)%
Russell 2000(R) Index.......................................   (6.62)%      0.41%
Large Cap Growth............................................  (27.22)%   (31.14)%

                                                               5/1/01-
SUB-ACCOUNT                                                    12/31/01
-----------                                                    --------
Bond Index..................................................      4.49%
Growth Fund.................................................   (14.38)%
Growth and Income Fund......................................    (2.81)%
Janus Growth Portfolio......................................   (22.04)%
Global Small Cap............................................    (8.35)%
EAFE Index..................................................   (16.44)%
Small Cap Value.............................................    (0.30)%
Mid Cap Stock Index.........................................    (1.15)%

   * Based on a mortality and expense risk charge at an annual rate of .45%.

  ** On December 1, 2000 the Putnam International Stock Portfolio (which commenced operation on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors L.P. was the subadviser to the
     State Street Research Money Market Series, the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the State Street Research Money Market Series and the State Street Research Bond Income Series, and Massachusetts Financial Services Company became the subadviser to the MFS Total Return Series (formerly the Back Bay Advisors Managed Series).

 ****On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Series, which is no longer available for investment under this policy. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Series since its inception on May 1, 1987.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE ORDINARY ("ZENITH LIFE PLUS", "ZENITH LIFE PLUS II" AND "ZENITH VARIABLE WHOLE LIFE") AND LIMITED PAYMENT ("ZENITH LIFE EXECUTIVE 65") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Capital Growth........    53.06%    (6.61)%     14.28%    (7.62)%     37.21%     20.34%
Bond Income***........    17.25%      7.53%     11.94%    (3.94)%     20.47%      3.98%
Money Market***.......     5.58%      3.18%      2.36%      3.35%      5.07%      4.50%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT             12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------             --------   --------   --------   --------   --------
Capital Growth........    22.74%     33.29%     15.01%    (5.22)%   (16.93)%
Bond Income***........    10.23%      8.39%    (1.06)%      7.50%      8.15%
Money Market***.......     4.71%      4.63%      4.34%      5.59%      3.36%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****.......    29.65%      6.65%      9.07%      0.51%     36.10%     21.73%     31.70%     27.17%     19.66%    (9.59)%
Total Return***.......    19.45%      6.06%      9.99%    (1.70)%     30.48%     14.34%     25.81%     18.94%      9.31%    (3.96)%

                        1/1/01-
SUB-ACCOUNT             12/31/01
-----------             --------
Stock Index****.......  (12.75)%
Total Return***.......   (4.38)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value..................    14.28%    (0.87)%     29.57%     16.90%     16.62%    (6.03)%    (0.25)%     19.71%     27.01%
Growth and Income..............    13.78%    (1.80)%     35.65%     17.38%     32.67%     23.71%      8.70%    (5.72)%   (14.44)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income..................     9.11%      6.43%     34.29%     13.59%     27.34%     10.96%      5.69%      7.77%    (5.53)%
Overseas.......................    14.38%      1.12%      9.02%     12.53%     10.89%     12.08%     41.77%   (19.59)%   (21.64)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.61)%     28.08%     29.90%     24.11%    (2.28)%     30.96%      4.62%    (9.38)%

                                            8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
High Income...............................   (0.66)%     19.88%     13.35%     16.96%    (4.90)%      7.51%   (22.94)%   (12.26)%
Asset Manager.............................   (4.49)%     16.26%     13.91%     19.93%     14.36%     10.43%    (4.50)%    (4.67)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    24.64%     12.49%     24.88%     46.90%     33.33%   (14.20)%   (12.55)%
Balanced.............................................    13.56%     16.21%     15.48%      8.46%    (5.63)%    (2.50)%    (5.02)%
International Stock**................................     3.68%      6.03%    (1.89)%      6.63%     23.87%   (10.73)%   (21.07)%
Venture Value........................................    21.44%     25.08%     32.70%     13.73%     16.81%      8.83%   (11.68)%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.44%    (0.74)%   (16.44)%
Research Managers...........................................    19.32%    (4.21)%   (21.43)%

                                                              5/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/00   12/31/01
-----------                                                   --------   --------
Mid Cap.....................................................  (28.03)%   (38.04)%
Russell 2000(R) Index.......................................   (6.72)%      0.26%
Large Cap Growth............................................  (27.29)%   (31.24)%

                                                              5/1/01-
SUB-ACCOUNT                                                   12/31/01
-----------                                                   --------
Bond Index..................................................     4.39%
Growth Fund.................................................  (14.47)%
Growth and Income Fund......................................   (3.30)%
Janus Growth Portfolio......................................  (22.12)%
Global Small Cap............................................   (8.44)%
EAFE Index..................................................  (16.52)%
Small Cap Value.............................................   (0.40)%
Mid Cap Stock Index.........................................   (1.25)%

   * Based on a mortality and expense risk charge at an annual rate of .60%.

  ** On December 1, 2000 the Putnam International Stock Portfolio (which commenced operation on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors L.P. was the subadviser to the
     State Street Research Money Market Series, the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the State Street Research Money Market Series and the State Street Research Bond Income Series, and Massachusetts Financial Services Company became the subadviser to the MFS Total Return Series (formerly the Back Bay Advisors Managed Series).

 ****On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Series, which is no longer available for investment under this policy. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Series since its inception on May 1, 1987.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

VARIABLE SURVIVORSHIP ("ZENITH SURVIVORSHIP LIFE") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Capital Growth........    52.61%    (6.90)%     13.94%    (7.90)%     36.80%     19.98%
Bond Income***........    16.90%      7.21%     11.60%    (4.23)%     20.12%      3.67%
Money Market***.......     5.26%      2.87%      2.05%      3.04%      4.75%      4.18%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT             12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------             --------   --------   --------   --------   --------
Capital Growth........    22.37%     32.89%     14.67%    (5.50)%   (17.18)%
Bond Income***........     9.90%      8.07%    (1.36)%      7.18%      7.83%
Money Market***.......     4.39%      4.32%      4.03%      5.27%      3.04%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****.......    29.27%      6.33%      8.74%      0.21%     35.69%     21.36%     31.31%     26.79%     19.30%    (9.86)%
Managed***............    19.10%      5.74%      9.69%    (2.00)%     30.09%     13.99%     25.43%     18.58%      8.98%    (4.24)%

                        1/1/01-
SUB-ACCOUNT             12/31/01
-----------             --------
Stock Index****.......  (13.02)%
Managed***............   (4.67)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value..................    14.05%    (1.16)%     29.19%     16.55%     16.27%    (6.31)%    (0.55)%     19.36%     26.63%
Growth and Income..............    13.55%    (2.09)%     35.25%     17.03%     32.28%     23.34%      8.37%    (6.00)%   (14.70)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income..................     8.89%      6.11%     33.89%     13.25%     26.96%     10.63%      5.38%      7.45%    (5.81)%
Overseas.......................    14.15%      0.82%      8.70%     12.19%     10.56%     11.74%     41.35%   (19.83)%   (21.88)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.80)%     27.69%     29.50%     23.73%    (2.58)%     30.57%      4.31%    (9.65)%

                                            8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
High Income...............................   (0.76)%     19.53%     13.00%     16.61%    (5.19)%      7.19%   (23.17)%   (12.53)%
Asset Manager.............................   (4.59)%     15.91%     13.57%     19.57%     14.02%     10.10%    (4.79)%    (4.95)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    24.39%     12.15%     24.50%     46.46%     32.93%   (14.45)%   (12.82)%
Balanced.............................................    13.33%     15.86%     15.14%      8.13%    (5.91)%    (2.79)%    (5.31)%
International Stock**................................     3.48%      5.71%    (2.18)%      6.31%     23.50%   (11.00)%   (21.31)%
Venture Value........................................    21.20%     24.71%     32.30%     13.39%     16.47%      8.51%   (11.95)%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.23%    (1.04)%   (16.69)%
Research Managers...........................................    19.08%    (4.50)%   (21.67)%

                                                              5/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/00   12/31/01
-----------                                                   --------   --------
Mid Cap.....................................................  (28.17)%   (38.23)%
Russell 2000(R) Index.......................................   (6.90)%    (0.04)%
Large Cap Growth............................................  (27.44)%   (31.45)%

                                                              5/1/01-
SUB-ACCOUNT                                                   12/31/01
-----------                                                   --------
Bond Index..................................................     4.18%
Growth Fund.................................................  (14.64)%
Growth and Income Fund......................................   (3.11)%
Janus Growth Portfolio......................................  (22.27)%
Global Small Cap............................................   (8.63)%
EAFE Index..................................................  (16.69)%
Small Cap Value.............................................   (0.60)%
Mid Cap Stock Index.........................................   (1.45)%

   * Based on a mortality and expense risk charge at an annual rate of .90%. Certain Zenith Survivorship Life Policies currently have a mortality and expense risk charge at an annual rate of .75%.

  ** On December 1, 2000 The Putnam International Stock Portfolio (which commenced operation on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors, L.P. was the subadviser to the
     State Street Research Money Market Series the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the State Street Research Money Market and the State Street Research Bond Income Series, and Massachusetts Financial Services Company became the subadviser to the MFS Total Return Series (Formerly the Back Bay Advisors Managed Series).

 ****On April 27, 2001 the MetLife Stock Index Portfolio Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under this policy. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Series since its inception on May 1, 1987.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH FLEXIBLE LIFE") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Capital Growth.......     52.83%    (6.75)%     14.11%    (7.76)%     37.00%     20.16%
Bond Income***.......     17.08%      7.37%     11.77%    (4.08)%     20.29%      3.82%
Money Market***......      5.42%      3.02%      2.20%      3.20%      4.91%      4.34%

                            NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                       ----------------------------------------------------
                       1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT            12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------            --------   --------   --------   --------   --------
Capital Growth.......    22.56%     33.09%     14.84%    (5.36)%   (17.06)%
Bond Income***.......    10.06%      8.23%    (1.21)%      7.34%      7.99%
Money Market***......     4.55%      4.48%      4.18%      5.43%      3.20%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****......     29.46%      6.49%      8.90%      0.36%     35.90%     21.55%     31.51%     26.98%     19.48%    (9.72)%
Total Return***......     19.28%      5.90%      9.82%    (1.85)%     30.28%     14.16%     25.62%     18.76%      9.15%    (4.10)%

                       1/1/01-
SUB-ACCOUNT            12/31/01
-----------            --------
Stock Index****......  (12.89)%
Total Return***......   (4.53)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value..................    14.16%    (1.01)%     29.38%     16.72%     16.45%    (6.17)%    (0.40)%     19.54%     26.82%
Growth and Income..............    13.67%    (1.94)%     35.45%     17.21%     32.47%     23.52%      8.53%    (5.86)%   (14.57)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income..................     9.00%      6.27%     34.09%     13.42%     27.15%     10.79%      5.54%      7.61%    (5.67)%
Overseas.......................    14.26%      0.97%      8.86%     12.36%     10.72%     11.91%     41.56%   (19.71)%   (21.76)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.71)%     27.88%     29.70%     23.92%    (2.43)%     30.77%      4.47%    (9.51)%

                                            8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
High Income...............................   (0.71)%     19.71%     13.17%     16.79%    (5.04)%      7.35%   (23.05)%   (12.40)%
Asset Manager.............................   (4.54)%     16.08%     13.74%     19.75%     14.19%     10.26%    (4.64)%    (4.81)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    24.51%     12.32%     24.69%     46.68%     33.13%   (14.33)%   (12.68)%
Balanced.............................................    13.44%     16.03%     15.31%      8.29%    (5.77)%    (2.64)%    (5.17)%
International Stock**................................     3.58%      5.87%    (2.04)%      6.47%     23.68%   (10.87)%   (21.19)%
Venture Value........................................    21.32%     24.89%     32.50%     13.56%     16.64%      8.67%   (11.81)%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.34%    (0.89)%   (16.56)%
Research Managers...........................................    19.20%    (4.35)%   (21.55)%

                                                              5/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/00   12/31/01
-----------                                                   --------   --------
Mid Cap.....................................................  (28.10)%   (38.14)%
Russell 2000(R) Index.......................................   (6.81)%      0.11%
Large Cap Growth............................................  (27.36)%   (31.34)%

                                                               5/1/01-
SUB-ACCOUNT                                                    12/31/01
-----------                                                    --------
Bond Index..................................................      4.29%
Growth Fund.................................................   (14.58)%
Growth and Income Fund......................................    (3.01)%
Janus Growth Portfolio......................................   (22.19)%
Global Small Cap............................................    (8.53)%
EAFE Index..................................................   (16.61)%
Small Cap Value.............................................    (0.50)%
Mid Cap Stock Index.........................................    (1.35)%

   * Based on a mortality and expense risk charge at an annual rate of .75%. Certain Zenith Flexible Life Policies currently have a mortality and expense risk charge at an annual rate of .60%.

  ** On December 1, 2000 the Putnam International Stock Portfolio (which commenced operations on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors, L.P. was the subadviser to the
     State Street Research Money Market Series, the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the State Street Research Money Market Series and the State Street Research Bond Income Series, and Massachusetts Financial Services Company became the subadviser to the MFS Total Return Series (formerly the Back Bay Advisors Managed Series).

 ****On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Series, which is no longer available for investment under this policy. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Series since its inception on May 1, 1987.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

FLEXIBLE PREMIUM ("ZENITH EXECUTIVE ADVANTAGE PLUS", "ZENITH EXECUTIVE ADVANTAGE 2000", "ZENITH SURVIVORSHIP LIFE 2002" AND "ZENITH SURVIVORSHIP LIFE PLUS") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Capital Growth........    53.98%    (6.05)%     14.97%    (7.07)%     38.03%     21.07%
Bond Income***........    17.96%      8.18%     12.61%    (3.36)%     21.20%      4.61%
Money Market***.......     6.21%      3.80%      2.97%      3.97%      5.70%      5.13%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT             12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------             --------   --------   --------   --------   --------
Capital Growth........    23.48%     34.09%     15.70%    (4.65)%   (16.43)%
Bond Income***........    10.89%      9.04%    (0.47)%      8.15%      8.81%
Money Market***.......     5.34%      5.26%      4.97%      6.22%      3.98%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****.......    30.43%      7.30%      9.72%      1.12%     36.92%     22.47%     32.50%     27.93%     20.38%    (9.04)%
Total Return***.......    20.17%      6.70%     10.65%    (1.11)%     31.26%     15.03%     26.56%     19.65%      9.97%    (3.38)%

                        1/1/01-
SUB-ACCOUNT             12/31/01
-----------             --------
Stock Index****.......  (12.23)%
Total Return***.......   (3.80)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value..................    14.74%    (0.27)%     30.35%     17.61%     17.32%    (5.46)%      0.35%     20.43%     27.78%
Growth and Income..............    14.24%    (1.21)%     36.47%     18.10%     33.47%     24.45%      9.35%    (5.15)%   (13.93)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Equity-Income..................     9.55%      6.93%     35.90%     13.75%     28.11%     11.63%      6.33%      8.42%    (4.96)%
Overseas.......................    14.84%      1.21%     11.02%     12.43%     11.56%     12.75%     42.63%   (19.11)%   (21.17)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.23)%     28.84%     30.68%     24.85%    (1.69)%     31.75%      5.25%    (8.83)%

                                            8/31/94-   1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
High Income...............................    (.37)%     20.79%     13.75%     17.67%    (4.33)%      8.15%   (22.47)%   (11.73)%
Asset Manager.............................   (4.65)%     17.68%     14.31%     20.65%     15.05%     11.09%    (3.93)%    (4.09)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    25.13%     13.17%     25.63%     47.78%     34.13%   (13.68)%   (12.02)%
Balanced.............................................    14.01%     16.91%     16.18%      9.11%    (5.06)%    (1.91)%    (4.45)%
International Stock**................................     4.01%      6.67%    (1.30)%      7.27%     24.61%   (10.20)%   (20.59)%
Venture Value........................................    21.92%     25.84%     33.50%     14.41%     17.52%      9.49%   (11.14)%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.85%    (0.15)%   (15.93)%
Research Managers...........................................    19.80%    (3.64)%   (20.95)%

                                                              5/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/00   12/31/01
-----------                                                   --------   --------
Mid Cap.....................................................  (27.74)%   (37.67)%
Russell 2000(R) Index.......................................   (6.35)%      0.87%
Large Cap Growth............................................  (27.00)%   (30.82)%

                                                              5/1/01-
SUB-ACCOUNT                                                   12/31/01
-----------                                                   --------
Bond Index..................................................     4.81%
Growth Fund.................................................  (14.12)%
Growth and Income Fund......................................   (2.52)%
Janus Growth Portfolio......................................  (21.80)%
Global Small Cap............................................   (8.07)%
EAFE Index..................................................  (16.19)%
Small Cap Value.............................................     0.00%
Mid Cap Stock Index.........................................   (0.85)%

   * For the flexible premium ("Zenith Executive Advantage Plus", "Zenith Executive Advantage 2000", "Zenith Survivorship Life 2002" and "Zenith Survivorship Life Plus") policies the mortality and expense risk charges are not charged daily against the sub-account assets but are deducted from the policy cash values monthly.

  ** On December 1, 2000 the Putnam International Stock Portfolio (which commenced operations on May 1, 1991) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors, L.P. was the subadviser to the
     State Street Research Money Market Series, the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the State Street Research Money Market Series and the State Street Research Bond Income Series, and Massachusetts Financial Services Company became the subadviser to the MFS Total Return Series (formerly the Back Bay Advisors Managed Series).

 ****On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Series, which is no longer available for investment under this policy. Values on or before April 27, 2001 reflect the performance of the Westpeak Stock Index Series since its inception on May 1, 1987.

NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT OF
NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

MODIFIED SINGLE PREMIUM ("AMERICAN GATEWAY") POLICIES

                                  NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ---------------------------------------------------------------
                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96
-----------             --------   --------   --------   --------   --------   --------
Bond Income***........    17.96%      8.18%     12.61%    (3.36)%     21.20%      4.61%
Money Market***.......     6.21%      3.80%      2.97%      3.97%      5.70%      5.13%

                             NET INVESTMENT RETURN OF THE SUB-ACCOUNTS*
                        ----------------------------------------------------
                        1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT             12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------             --------   --------   --------   --------   --------
Bond Income***........    10.89%      9.04%    (0.47)%      8.15%      8.81%
Money Market***.......     5.34%      5.26%      4.97%      6.22%      3.98%

                        1/1/91-    1/1/92-    1/1/93-    1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-
SUB-ACCOUNT             12/31/91   12/31/92   12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
-----------             --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Stock Index****.......    30.43%      7.30%      9.72%      1.12%     36.92%     22.47%     32.50%     27.93%     20.38%    (9.04)%
Total Return***.......    20.17%      6.70%     10.65%    (1.11)%     31.26%     15.03%     26.56%     19.65%      9.97%    (3.38)%

                        1/1/01-
SUB-ACCOUNT             12/31/01
-----------             --------
Stock Index****.......  (12.23)%
Total Return***.......   (3.80)%

                                 4/30/93-   1/1/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                      12/31/93   12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                      --------   --------   --------   --------   --------   --------   --------   --------   --------
Mid Cap Value..................    14.74%    (0.27)%     30.35%     17.61%     17.32%    (5.46)%      0.35%     20.43%     27.78%
Growth and Income..............    14.24%    (1.21)%     36.47%     18.10%     33.47%     24.45%      9.35%    (5.15)%   (13.93)%

                                            5/2/94-    1/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                 12/31/94   12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                 --------   --------   --------   --------   --------   --------   --------   --------
Small Cap.................................   (3.23)%     28.84%     30.68%     24.85%    (1.69)%     31.75%      5.25%    (8.83)%

                                                       5/1/95-    1/1/96-    1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                            12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                            --------   --------   --------   --------   --------   --------   --------
Equity Growth........................................    25.13%     13.17%     25.63%     47.78%     34.13%   (13.68)%   (12.02)%
Balanced.............................................    14.01%     16.91%     16.18%      9.11%    (5.06)%    (1.91)%    (4.45)%
International Stock**................................     4.01%      6.67%    (1.30)%      7.27%     24.61%   (10.20)%   (20.59)%
Venture Value........................................    21.92%     25.84%     33.50%     14.41%     17.52%      9.49%   (11.14)%

                                                              6/28/96-   1/1/97-    1/1/98-    1/1/99-    1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------   --------   --------   --------
U.S. Government.............................................     4.55%      8.47%      7.61%      0.17%     10.45%      6.73%
Strategic Bond Opportunities................................     8.46%     11.07%      2.04%      1.44%      7.22%      6.82%

                                                              4/30/99-   1/1/00-    1/1/01-
SUB-ACCOUNT                                                   12/31/99   12/31/00   12/31/01
-----------                                                   --------   --------   --------
Investors Trust.............................................     2.85%    (0.15)%   (15.93)%
Research Managers...........................................    19.80%    (3.64)%   (20.95)%

                                                              5/1/00-   1/1/01-
SUB-ACCOUNT                                                   12/31/00  12/31/01
-----------                                                   --------  --------
Large Cap Growth............................................  (27.00)%  (30.82)%

The net investment return of a sub-account is calculated by taking the difference between the sub-account's ending value and the beginning value for the period and dividing it by the beginning value for the period.

   * For the modified single premium ("American Gateway") policies the mortality and expense risk charge is not charged daily against the sub-account assets but is deducted from the policy cash values monthly.

  ** On December 1, 2000 the Putnam International Stock Portfolio (which commenced operation on May 1, 1990) was substituted for the Morgan Stanley International Magnum Equity Series, which is no longer available for investment under the contracts. Values on or before 12/1/00 reflect the performance of the Morgan Stanley International Magnum Equity Series since its inception on October 31, 1994.

 *** Prior to July 1, 2001, Back Bay Advisors, L.P. was the subadviser to the State Street Research Money Market Series, the State Street Research Bond Income Series, and the MFS Total Return Series. Effective July 1, 2001, State Street Research and Management Company became the subadviser to the MFS Total Return Series (formerly the Back Bay Advisors Managed Series).

 **** On April 27, 2001, the MetLife Stock Index Portfolio (which commenced operations on May 1, 1990) was substituted for the Westpeak Stock Index Series which is no longer available for investment under this policy. Values on or before April 27, 2001 reflect performance of the Westpeak Stock Index Series since its inception on May 1, 1987.

NEW ENGLAND LIFE INSURANCE COMPANY
 INDEPENDENT AUDITORS' REPORT

New England Life Insurance Company:

We have audited the accompanying consolidated balance sheets of New England Life Insurance Company and subsidiaries (the "Company") as of December 31, 2001 and 2000, and the related consolidated statements of income and comprehensive income, equity and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the consolidated financial position of New England Life Insurance Company and subsidiaries as of December 31, 2001 and 2000, and the consolidated results of their operations and their consolidated cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 22, 2002

NEW ENGLAND LIFE INSURANCE COMPANY
 CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2001 AND 2000
(DOLLARS IN MILLIONS EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                               2001      2000
                                                              ------    ------
ASSETS
Investments:
  Fixed maturities available-for-sale, at fair value........  $  344    $  245
  Equity securities, at fair value..........................      27        24
  Policy loans..............................................     262       234
  Other limited partnership interests.......................      20        13
  Short-term investments....................................      --        10
                                                              ------    ------
        Total investments...................................     653       526
Cash and cash equivalents...................................     222       114
Accrued investment income...................................      19        20
Premiums and other receivables..............................     133       121
Deferred policy acquisition costs...........................   1,185     1,021
Other assets................................................     113       110
Separate account assets.....................................   5,725     5,651
                                                              ------    ------
        TOTAL ASSETS........................................  $8,050    $7,563
                                                              ======    ======
LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:
Future policy benefits......................................  $  245    $  190
Policyholder account balances...............................     661       412
Other policyholder funds....................................     296       249
Policyholder dividends payable..............................       2         2
Current income taxes payable................................      --         3
Deferred income taxes payable...............................      68        20
Other liabilities...........................................     115       179
Separate account liabilities................................   5,725     5,651
                                                              ------    ------
        TOTAL LIABILITIES...................................   7,112     6,706
                                                              ------    ------
Commitments and contingencies (Notes 6 and 8)

STOCKHOLDER'S EQUITY:
Common stock, par value $125.00 per share; 50,000 shares
  authorized; 20,000 shares issued and outstanding..........       3         3
Preferred stock, no par value;1,000,000 shares authorized;
  200,000 issued and outstanding............................      --        --
Additional paid-in capital..................................     647       647
Retained earnings...........................................     284       216
Accumulated other comprehensive income (loss)...............       4        (9)
                                                              ------    ------
        TOTAL STOCKHOLDER'S EQUITY..........................     938       857
                                                              ------    ------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY..................  $8,050    $7,563
                                                              ======    ======

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY
 CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
(DOLLARS IN MILLIONS)

                                                              2001    2000    1999
                                                              ----    ----    ----
REVENUES
Premiums....................................................  $117    $125    $124
Universal life and investment-type product policy fees......   351     272     241
Net investment income.......................................    44      63      68
Other revenues..............................................   221     283     215
Net investment (losses) gains...............................    (1)    (28)      3
                                                              ----    ----    ----
        TOTAL REVENUES......................................   732     715     651
                                                              ----    ----    ----
EXPENSES
Policyholder benefits and claims............................   104     150     193
Interest credited to policyholder account balances..........    24      20      11
Policyholder dividends......................................     3      18      21
Other expenses..............................................   483     490     351
                                                              ----    ----    ----
        TOTAL EXPENSES......................................   614     678     576
                                                              ----    ----    ----
Income before provision for income taxes....................   118      37      75
Provision for income taxes..................................    42      25      29
                                                              ----    ----    ----
NET INCOME..................................................  $ 76    $ 12    $ 46
                                                              ====    ====    ====

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY
 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
(DOLLARS IN MILLIONS)

                                                                                         ACCUMULATED
                                                             ADDITIONAL                     OTHER
                                                   COMMON      PAID-IN      RETAINED    COMPREHENSIVE
                                                   STOCK       CAPITAL      EARNINGS    INCOME (LOSS)    TOTAL
                                                   ------    -----------    --------    -------------    -----
BALANCE AT JANUARY 1, 1999.......................    $3         $647          $178          $ 17         $845
  Dividends on preferred stock...................                               (9)                        (9)
  Comprehensive income:
    Net income...................................                               46                         46
    Other comprehensive loss:
      Unrealized investment losses, net of
        related offsets, reclassification
        adjustments and income taxes.............                                            (28)         (28)
                                                                                                         ----
  Comprehensive income...........................                                                          18
                                                     --         ----          ----          ----         ----
BALANCE AT DECEMBER 31, 1999.....................     3          647           215           (11)         854
  Dividends on preferred stock...................                              (11)                       (11)
  Comprehensive income:
    Net income...................................                               12                         12
    Other comprehensive income:
      Unrealized investment gains, net of related
        offsets, reclassification adjustments and
        income taxes.............................                                              2            2
                                                                                                         ----
  Comprehensive income...........................                                                          14
                                                     --         ----          ----          ----         ----
BALANCE AT DECEMBER 31, 2000.....................     3          647           216            (9)         857
  Dividends on preferred stock...................                               (8)                        (8)
  Comprehensive income:
    Net income...................................                               76                         76
    Other comprehensive income:
      Unrealized investment gains, net of related
        offsets, reclassification adjustments and
        income taxes.............................                                             13           13
                                                                                                         ----
  Comprehensive income...........................                                                          89
                                                     --         ----          ----          ----         ----
BALANCE AT DECEMBER 31, 2001.....................    $3         $647          $284          $  4         $938
                                                     ==         ====          ====          ====         ====

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY
 CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
(DOLLARS IN MILLIONS)

                                                               2001      2000     1999
                                                              -------   -------   -----
CASH FLOWS FROM OPERATING ACTIVITIES
Net income..................................................  $    76   $    12   $  46
  Adjustments to reconcile net income to net cash used in
    operating activities:
    Depreciation and amortization expenses..................       10        13      14
    Gains (losses) from sale of investments and business,
     net....................................................        1        28      (3)
    Interest credited to policyholder account balances......       24        20      11
    Universal life and investment-type product policy
     fees...................................................     (351)     (272)   (241)
    Change in accrued investment income.....................        1        10      (8)
    Change in premiums and other receivables................      (12)       (2)     25
    Change in deferred policy acquisition costs, net........     (153)     (113)   (186)
    Change in insurance-related liabilities.................      102      (420)    113
    Change in income taxes payable..........................       40       (11)    (27)
    Change in other liabilities.............................      (64)       26      58
  Other, net................................................      (13)       18      19
                                                              -------   -------   -----
Net cash used in operating activities.......................     (339)     (691)   (179)
                                                              -------   -------   -----
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
    Fixed maturities........................................      135       587     114
    Equity securities.......................................       --        35       2
  Purchases of:
    Fixed maturities........................................     (226)      (87)   (158)
    Equity securities.......................................       (5)       (9)    (10)
    Real estate and real estate joint ventures..............       --        --      (3)
  Net change in short-term investments......................       10        53     (10)
  Net change in policy loans................................      (28)      (52)    (46)
  Losses from sale of business, net.........................       --       (54)     --
  Other, net................................................       (7)       (3)     24
                                                              -------   -------   -----
Net cash (used in) provided by investing activities.........     (121)      470     (87)
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
    Deposits................................................    2,245     1,872     518
    Withdrawals.............................................   (1,669)   (1,532)   (222)
  Financial reinsurance receivables.........................       --        --      33
  Long-term debt repaid.....................................       --       (77)    (13)
  Dividends on preferred stock..............................       (8)      (11)     (9)
                                                              -------   -------   -----
Net cash provided by financing activities...................      568       252     307
Change in cash and cash equivalents.........................      108        30      41
Cash and cash equivalents, beginning of year................      114        84      43
                                                              -------   -------   -----
CASH AND CASH EQUIVALENTS, END OF YEAR......................  $   222   $   114   $  84
                                                              =======   =======   =====
Supplemental disclosures of cash flow information:
  Cash paid during the year for:
    Interest................................................  $     2   $     7   $  --
                                                              =======   =======   =====
    Income taxes............................................  $     7   $    22   $  30
                                                              =======   =======   =====

          See accompanying notes to consolidated financial statements.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

New England Life Insurance Company and its subsidiaries (the "Company" or "NELICO") is a wholly owned stock life insurance subsidiary of Metropolitan Life Insurance Company ("Metropolitan Life"). The Company is headquartered in Boston, Massachusetts as a Massachusetts chartered company. The Company principally provides variable life insurance and variable annuity contracts through a network of general agencies and independent brokers located throughout the United States. The Company also provides participating and non-participating traditional life insurance, fixed annuity contracts, pension products, as well as, group life, medical, and disability coverage. The Company also administers certain business activities for Metropolitan Life.

The principal subsidiaries of which NELICO owns 100% of the outstanding common stock are: New England Pension and Annuity Company ("NEPA") and Newbury Insurance Company, Limited ("Newbury") for insurance operations and, through New England Life Holdings, Inc. (a holding company for non-insurance operations) New England Securities Corporation ("NES"), MetLife Advisers LLC ("Advisers"), and NL Holding Corporation ("NL Holding") and its wholly owned subsidiaries Nathan and Lewis Securities, Inc., Nathan and Lewis Associates, Inc. On November 5, 1999 New England Financial Distributors ("NEFD"), a Limited Liability Corporation, was formed in which NELICO owns a majority interest. On October 31, 2000 Exeter Reassurance Co., Ltd, a Bermuda Corporation was sold to MetLife, Inc. the ultimate parent company of NELICO. The principal business activities of the subsidiaries are disclosed below.

NEPA was incorporated under the laws of the State of Delaware on September 12, 1980. NEPA holds licenses to sell annuity contracts in 22 states, but is currently not actively engaged in the sale or distribution of insurance products.

Newbury was incorporated in Bermuda on May 1, 1987, and is registered as a Class 2 insurer under The Insurance Act of 1978 (Bermuda). Newbury provides professional liability and personal injury coverage to the agents of NELICO through a facultative reinsurance agreement with Lexington Insurance Company. Effective September 1, 2000, Newbury began providing errors and omissions coverage to certain of the life insurance agents of MetLife through a facultative reinsurance agreement with Fireman's Fund Insurance Company.

NES, a National Association of Securities Dealers ("NASD") registered broker/dealer, conducts business as a wholesale distributor of investment products through the sales force of NELICO. Established in 1968, NES offers a range of investment products including mutual funds, investment partnerships, and individual securities. In 1994, NES became a Registered Investment Advisor with the Securities and Exchange Commission ("SEC"), and now offers individually managed portfolios. NES is the national distributor for variable annuity and variable life products issued by NELICO.

Advisers, which changed its name from New England Investment Management LLC in May 2001, was incorporated on August 26, 1994, and is registered as an investment adviser with the SEC, under the Investment Advisers Act of 1940. Advisers was organized to serve as an investment adviser to certain series of the New England Zenith Fund and certain other Metropolitan Life funds. Prior to March 2000, Advisers was named TNE Advisers, Inc.

NL Holding engages in securities brokerage, dealer trading in fixed income securities, over the counter stock, unit investment trusts, and the sale of insurance related products and annuities, sold through licensed brokers and independent agents. Nathan and Lewis Securities, Inc., a wholly owned subsidiary of NL Holding, is a NASD registered broker/dealer. Nathan & Lewis Associates, a wholly owned subsidiary of NL Holding, is a general insurance agent which sells insurance policies and other insurance related products through its licensed brokers and independent agents.

NEFD, was incorporated in Delaware on November 5, 1999. NEFD is licensed as an insurance agency to facilitate the distribution of insurance and other financial products, including securities.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

BASIS OF PRESENTATION

The accompanying consolidated financial statements include the accounts of NELICO and its subsidiaries, and other limited partnerships in which the Company has a majority voting interest or general partner interest with limited removal rights by limited partners. Intercompany accounts and transactions have been eliminated.

The Company uses the equity method to account for its investments in other limited partnership interests in which it does not have a controlling interest, but has more than a minimal interest.

Certain amounts in the prior years' consolidated financial statements have been reclassified to conform with the 2001 presentation.

INVESTMENTS

The Company's principal investments are in fixed maturities and policy loans, all of which are exposed to three primary sources of investment risk: credit, interest rate and market valuation. The financial statement risks are those associated with the recognition of income and impairments, determination of fair values. In addition, the earnings on certain investments are dependent upon market conditions that could result in prepayments and changes in amounts to be earned due to changing interest rates or equity markets.

The Company's fixed maturity and equity securities are classified as available-for-sale and are reported at their estimated fair value. Unrealized investment gains and losses on securities are recorded as a separate component of accumulated other comprehensive income, net of policyholder related amounts and deferred income taxes. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. These adjustments are recorded as realized losses on investments. Realized gains and losses on sales of securities are determined on a specific identification basis. All security transactions are recorded on a trade date basis.

Policy loans are stated at unpaid principal balances.

Short-term investments are stated at amortized cost, which approximates fair value.

Other invested assets are reported at their estimated fair value.

CASH AND CASH EQUIVALENTS

The Company considers all investments purchased with an original maturity of three months or less to be cash equivalents.

PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS

Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets. Estimated lives range from four to seven years for leasehold improvements and three to 15 years for all other property and equipment. Accumulated depreciation of property and equipment and accumulated amortization on leasehold improvements was $54 million and $53 million at December 31, 2001 and 2000, respectively. Related depreciation and amortization expense was $1 million, $9 million and $12 million for the years ended December 31, 2001, 2000 and 1999, respectively.

Computer Software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as, internal and external costs incurred to develop internal-use computer software during the application development stage are capitalized. Such costs are amortized over a three-year period using the straight-line method. Accumulated amortization of capitalized software was $10 million and $1 million at December 31, 2001 and 2000, respectively. Related amortization expense was $8 million, and $2 million for the years ended December 31, 2001, and 2000, respectfully.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business that vary with, and are primarily related to, the production of new business are deferred. Such costs, which consist principally of commissions, agency and policy issue expenses, are amortized with interest over the expected life of the contract for participating traditional life, variable life, universal life, investment-type products, and variable annuities. Generally, deferred policy acquisition costs are amortized in proportion to the present value of estimated gross margins or profits from investments, mortality, expense margins and surrender charges. Actual gross margins or profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Management periodically updates these estimates and evaluates the recoverability of deferred policy acquisition costs. When appropriate, management revises its assumptions of the estimated gross margins or profits of these contracts, and the cumulative amortization is re-estimated and adjusted by a cumulative charge or credit to current operations.

Deferred policy acquisition costs for non-medical health policies are amortized over the estimated life of the policy in proportion to anticipated premiums. Assumptions as to anticipated premiums are made at the date of policy issuance and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in operations when they occur.

Information regarding deferred policy acquisition costs is as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                               2001      2000     1999
                                                              ------    ------    ----
                                                               (DOLLARS IN MILLIONS)
Balance at January 1........................................  $1,021    $  931    $711
Capitalization of policy acquisition costs..................     216       223     217
                                                              ------    ------    ----
    Total...................................................   1,237     1,154     928
                                                              ------    ------    ----
Amortization allocated to:
  Net realized investment gains (losses)....................      --         1      (1)
  Unrealized investment (losses) gains......................     (11)       23     (33)
  Other expenses............................................      63       109      31
                                                              ------    ------    ----
    Total amortization......................................      52       133      (3)
                                                              ------    ------    ----
Balance at December 31......................................  $1,185    $1,021    $931
                                                              ======    ======    ====

Amortization of deferred policy acquisition costs is allocated to:
(1) investment gains and losses to provide consolidated statement of income information regarding the impact of such gains and losses on the amount of the amortization, (2) unrealized investment gains and losses to provide information regarding the amount of deferred policy acquisition costs that would have been amortized if such gains and losses had been recognized and (3) other expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

Investment gains and losses that relate to certain products have a direct impact on the amortization of deferred policy acquisition costs. Presenting investment gains and losses net of related amortization of deferred policy acquisition costs provides information useful in evaluating the operating performance of the Company. This presentation may not be comparable to presentations made by other insurers.

GOODWILL

The excess of cost over the fair value of net assets acquired ("goodwill") is included in other assets. Goodwill is amortized on a straight-line basis over 10 years. The Company reviews goodwill to assess recoverability from future operations using undiscounted cash flows. Impairments are recognized in operating results if a permanent diminution in value is deemed to have occurred.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2001      2000      1999
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Net balance at January 1....................................    $17       $19       $21
Amortization................................................     (2)       (2)       (2)
                                                                ---       ---       ---
Net balance at December 31..................................    $15       $17       $19
                                                                ===       ===       ===

                                                              DECEMBER 31,
                                                              ------------
                                                              2001    2000
                                                              ----    ----
                                                              (DOLLARS IN
                                                               MILLIONS)
Accumulated amortization....................................   $8      $6
                                                               ==      ==

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

The Company also establishes liabilities for amounts payable under insurance policies, including traditional life insurance, annuities and disabled lives. Generally, amounts are payable over an extended period of time and the profitability of the products is dependent on the pricing of the products. Principal assumptions used in pricing policies and in the establishment of liabilities for future policy benefits are mortality, morbidity, expenses, persistency, investment returns and inflation. Differences between the actual experience and assumptions used in pricing the policies and in the establishment of liabilities result in variances in profit and could result in losses.

Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (a) net level premium reserves for death and endowment policy benefits (calculated based upon the nonforfeiture interest rate, ranging from 4% to 5%, and mortality rates guaranteed in calculating the cash surrender values described in such contracts), (b) the liability for terminal dividends and (c) premium deficiency reserves, which are established when the liabilities for future policy benefits plus the present value of expected future gross premiums are insufficient to provide for expected future policy benefits and expenses after deferred policy acquisition costs are written off.

Future policy benefit liabilities for traditional annuities are equal to accumulated contractholder fund balances during the accumulation period and the present value of expected future payments after annuitization. Interest rates used in establishing such liability range from 4% to 7%.

Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. The interest rates used in establishing such liability range from 4% to 7%.

Policyholder account balances for variable life, universal life and investment-type contracts are equal to the policy account values, which consist of an accumulation of gross premium payments plus credited interest ranging from 4% to 8%, less expense and mortality charges and withdrawals.

The liability for unpaid claims represents the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are included in operations in the year such refinements are made.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS

Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due. Benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

Premiums related to non-medical health contracts are recognized on a pro rata basis over the applicable contract term.

Deposits related to universal life and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

DIVIDENDS TO POLICYHOLDERS

Dividends to policyholders are determined annually by the board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

PARTICIPATING BUSINESS

Participating business represented approximately 3% of the Company's life insurance in force, and 9% of the number of life insurance policies in force at December 31, 2001 and 2000. Participating policies represented approximately 52% and 67%, 55% and 65% and 57% and 62% of gross and net life insurance premiums for the years ended December 31, 2001, 2000 and 1999, respectively.

INCOME TAXES

NELICO and its includable life insurance and non-life insurance subsidiaries file a consolidated U.S. federal income tax return in accordance with the Internal Revenue Code. Non-includable subsidiaries file either separate or separate consolidated tax returns. Income tax expense has been calculated in accordance with the provisions of the Internal Revenue Code, as amended. The Company uses the liability method of accounting for income taxes. Income tax provisions are based on income reported for financial statement purposes. The future tax consequences of temporary differences between financial reporting and tax basis of assets and liabilities are measured as of the balance sheet dates and are recorded as deferred income tax assets or liabilities.

REINSURANCE

The Company has reinsured certain of its life insurance contracts with other insurance companies under various agreements. Amounts due from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reinsurance credits.

SEPARATE ACCOUNTS

Separate Accounts are established in conformity with the state insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Account assets are subject to general account claims, only to the extent the value of such assets exceeds the Separate Account liabilities. Investments held in the Separate Accounts (stated at estimated fair market value) and liabilities of the Separate Accounts (including participants' corresponding equity in the Separate Accounts) are reported separately as assets and liabilities. Deposits to Separate Accounts, investment income, and realized and unrealized gains and losses on the investments of the Separate Account accrue directly to contract holders and, accordingly, are not reflected in the Company's financial statements. Mortality, policy administration and surrender charges to all Separate Accounts are included in revenues.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

APPLICATION OF ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133") as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities--an Amendment to FASB Statement No. 133 ("SFAS 138"). SFAS 133 and SFAS 138 established new accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The cumulative effect of the adoption of SFAS 133 and SFAS 138, as of January 1, 2001, had no impact to either net income or comprehensive income, as the Company has not entered into any derivative contracts.

Effective April 1, 2001, the Company adopted certain additional accounting and reporting requirements of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities--a replacement of FASB Statement No. 125, relating to the derecognition of transferred assets and extinguished liabilities and the reporting of servicing assets and liabilities. The adoption of these requirements had no material impact on the Company's consolidated financial statements.

Effective January 1, 2000, the Company adopted Statement of Position 98-7, Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk ("SOP 98-7"). SOP 98-7 provides guidance on the method of accounting for insurance and reinsurance contracts that do not transfer insurance risk, defined in the SOP as the deposit method. SOP 98-7 classifies insurance and reinsurance contracts for which the deposit method is appropriate into those that (i) transfer only significant timing risk, (ii) transfer only significant underwriting risk, (iii) transfer neither significant timing nor underwriting risk and (iv) have an indeterminate risk. Adoption of SOP 98-7 did not have a material effect on the Company's consolidated financial statements.

Effective April 1, 2001, the Company adopted Emerging Issues Task Force Issue No. 99-20, Recognition of Interest Income and Impairment on Certain Investments ("EITF 99-20"). This pronouncement requires investors in certain asset-backed securities to record changes in their estimated yield on a prospective basis and to apply specific evaluation methods to these securities for an other-than-temporary decline in value. The adoption of EITF 99-20 had no material impact on the Company's consolidated financial statements.

In June 2001, the FASB issued SFAS No. 141, Business Combinations ("SFAS 141"), and SFAS No. 142, Goodwill and Other Intangible Assets ("SFAS 142"). SFAS No. 141, which was generally effective July 1, 2001, requires the purchase method of accounting for all business combinations and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. SFAS No. 142, effective for fiscal years beginning after December 15, 2001, eliminates the systematic amortization and establishes criteria for measuring the impairment of goodwill and certain other intangible assets by reporting unit. Amortization of goodwill and other intangible assets was $2 million for the years ended December 31, 2001, 2000 and 1999. These amounts are not necessarily indicative of the amortization that will not be recorded in future periods in accordance with SFAS 142. The Company is in the process of developing a preliminary estimate of the impact of the adoption of SFAS 142 but has not yet finalized the effect, if any, on its consolidated financial statements. The Company has determined that there will be no significant reclassifications between goodwill and other intangible asset balances and no significant impairment of other intangible assets as of January 1, 2002. The Company will complete the first step of the impairment test, the comparison of the reporting units' fair value to carrying value, by June 30, 2002 and, if necessary, will complete the second step, the estimate of goodwill impairment, by December 31, 2002.

Effective October 1, 2000, the Company adopted Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements ("SAB 101"). SAB 101 summarizes certain of the Securities and Exchange Commission's views in applying generally accepted accounting principals to revenue recognition in financial statements. The requirements of SAB 101 did not have a material effect on the Company's consolidated financial statements.

In July 2001, the SEC released Staff Accounting Bulletin No. 102, Selected Loan Loss Allowance and Documentation Issues ("SAB 102"). SAB 102 summarizes certain of the SEC's views on the development, documentation and application of a systematic methodology for determining allowances for loan and lease losses. The application of SAB 102 by the Company did not have a material impact on the Company's consolidated financial statements.

In October 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 provides a single model for accounting for long-lived assets to be disposed of by superceding

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of ("SFAS 121"), and the accounting and reporting provisions of Accounting Principles Board Opinion No. 30, Reporting the Results of Operations--Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions("APB 30"). Under SFAS 144, discontinued operations are measured at the lower of carrying value or fair value less costs to sell rather than on a net realizable value basis. Future operating losses relating to discontinued operations also are no longer recognized before they occur. SFAS 144 broadens the definition of a discontinued operation to include a component of an entity (rather than a segment of a business). SFAS 144 also requires long-lived assets to be disposed of other than by sale to be considered held and used until disposed. SFAS 144 retains the basic provisions of (i) APB 30 regarding the presentation of discontinued operations in the statements of income, (ii) SFAS 121 relating to recognition and measurement of impaired long-lived assets (other than goodwill) and (iii) SFAS 121 relating to the measurement of long-lived assets classified as held for sale. SFAS 144 must be adopted beginning January 1, 2002. The adoption of SFAS 144 by the Company is not expected to have a material impact on the Company's consolidated financial statements at the date of adoption.

2. INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

Fixed maturities and equity securities at December 31, 2001 were as follows:

                                                                              GROSS
                                                               COST OR      UNREALIZED
                                                              AMORTIZED    ------------    ESTIMATED
                                                                COST       GAIN    LOSS    FAIR VALUE
                                                              ---------    ----    ----    ----------
                                                                       (DOLLARS IN MILLIONS)
Fixed maturities:
  U.S. Treasury Securities and obligations of U.S.
    Government corporations and agencies....................    $ 21        $1      $--       $ 22
  Foreign governments.......................................       2        --      --           2
  Corporate.................................................     181         6       3         184
  Mortgage- and asset-backed securities.....................      86        --      --          86
  Other.....................................................      50         1       1          50
                                                                ----        --      --        ----
    Total fixed maturities..................................    $340        $8      $4        $344
                                                                ====        ==      ==        ====
Equity securities:
  Common stocks.............................................    $ 30        $--     $3        $ 27
                                                                ----        --      --        ----
    Total equity securities.................................    $ 30        $--     $3        $ 27
                                                                ====        ==      ==        ====

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Fixed maturities and equity securities at December 31, 2000 were as follows:

                                                                              GROSS
                                                               COST OR      UNREALIZED
                                                              AMORTIZED    ------------    ESTIMATED
                                                                COST       GAIN    LOSS    FAIR VALUE
                                                              ---------    ----    ----    ----------
                                                                       (DOLLARS IN MILLIONS)
Fixed maturities:
  U.S. Treasury Securities and obligations of U.S.
    Government corporations and agencies....................    $ 28        $--     $--       $ 28
  Foreign governments.......................................      26        --       1          25
  Corporate.................................................     171         2       6         167
  Mortgage- and asset-backed securities.....................      25         1       1          25
                                                                ----        --      --        ----
    Total fixed maturities..................................    $250        $3      $8        $245
                                                                ====        ==      ==        ====
Equity securities:
  Common stocks.............................................    $ 26        $2      $4        $ 24
                                                                ----        --      --        ----
    Total equity securities.................................    $ 26        $2      $4        $ 24
                                                                ====        ==      ==        ====

The cost or amortized cost and estimated fair value of bonds at December 31, 2001, by contractual maturity date are shown below:

                                                               COST OR
                                                              AMORTIZED    ESTIMATED
                                                                COST       FAIR VALUE
                                                              ---------    ----------
                                                               (DOLLARS IN MILLIONS)
Due in one year or less.....................................    $ 19          $ 19
Due after one year through five years.......................      76            79
Due after five years through ten years......................     107           108
Due after ten years.........................................      52            52
                                                                ----          ----
    Total...................................................     254           258
Mortgage- and asset-backed securities.......................      86            86
                                                                ----          ----
    Total fixed maturities..................................    $340          $344
                                                                ====          ====

Fixed maturities not due at a single maturity date have been included in the above tables in the year of final maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

Sale of securities classified available-for-sale as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2001      2000      1999
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Proceeds....................................................  $127      $119      $67
Gross realized gains........................................     2         1        2
Gross realized losses.......................................     2         1        1

Gross investment losses above exclude write-downs of $1 million recorded during 2001 for other than temporarily impaired available-for-sale securities of $1 million. There were no write-downs recorded for the years ended December 31, 2000 and 1999.

Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturities portfolio.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair market value of $6 million at December 31, 2001 and 2000.

NET INVESTMENT INCOME

The components of net investment income were as follows:

                                                              YEAR ENDED DECEMBER 31,
                                                              ------------------------
                                                              2001      2000      1999
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Fixed maturities............................................  $23       $48       $54
Equity securities...........................................    1         2        14
Real estate and real estate joint ventures..................   --        --         1
Policy loans................................................   14        12         9
Other limited partnership interests.........................    5         2        (3)
Cash, cash equivalents and short-term investments...........   --        --         3
Other.......................................................    2         4        (4)
                                                              ---       ---       ---
    Total...................................................   45        68        74
Less: Investment expenses...................................    1         5         6
                                                              ---       ---       ---
    Net investment income...................................  $44       $63       $68
                                                              ===       ===       ===

NET INVESTMENT (LOSSES) GAINS

Net investment (losses) gains were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2001      2000      1999
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Fixed maturities............................................  $--       $--       $ 1
Equity securities...........................................   --       (28)       --
Other.......................................................   (1)       (1)        3
                                                              ---       ----      ---
    Total...................................................   (1)      (29)        4
Amounts allocable to deferred policy costs..................   --         1        (1)
                                                              ---       ----      ---
    Net investment (losses) gains...........................  $(1)      $(28)     $ 3
                                                              ===       ====      ===

Investment (losses) gains have been reduced by deferred policy acquisition costs amortization to the extent that such amortization results from realized investment gains and losses. This presentation may not be comparable to presentations made by other insurers.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

NET UNREALIZED INVESTMENT GAINS (LOSSES)

The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2001      2000      1999
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Fixed maturities............................................   $4       $(5)      $(35)
Equity securities...........................................   (3)       (2)         3
Other invested assets.......................................   (2)       --         --
                                                               --       ---       ----
    Total...................................................   (1)       (7)       (32)
                                                               --       ---       ----
Amounts allocable to
    Deferred policy acquisition costs.......................    5        (6)        17
Deferred income taxes.......................................   --         4          4
                                                               --       ---       ----
    Total...................................................    5        (2)        21
                                                               --       ---       ----
    Net unrealized investment gains (losses)................   $4       $(9)      $(11)
                                                               ==       ===       ====

The changes in net unrealized investment gains (losses) were as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2001      2000      1999
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
Balance at January 1........................................  $(9)      $(11)     $ 17
Unrealized gains (losses) during the year...................    6        25        (74)
Unrealized gains (losses) relating to
    Deferred policy acquisition costs.......................   11       (23)        33
Deferred income taxes.......................................   (4)       --         13
                                                              ---       ----      ----
Balance at December 31......................................  $ 4       $(9)      $(11)
                                                              ===       ====      ====
Net change in unrealized investment gains (losses)..........  $13       $ 2       $(28)
                                                              ===       ====      ====

3. FAIR VALUE INFORMATION

The estimated fair value amounts of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Amounts related to the Company's financial instruments were as follows:

                                                              CARRYING    ESTIMATED
                                                               VALUE      FAIR VALUE
                                                              --------    ----------
                                                              (DOLLARS IN MILLIONS)
DECEMBER 31, 2001
Assets:
  Fixed maturities..........................................    $344         $344
  Equity securities.........................................      27           27
  Policy loans..............................................     262          262
  Cash and cash equivalents.................................     222          222
Liabilities:
  Policyholder account balances.............................     228          222

                                                              CARRYING    ESTIMATED
                                                               VALUE      FAIR VALUE
                                                              --------    ----------
                                                              (DOLLARS IN MILLIONS)
DECEMBER 31, 2000
Assets:
  Fixed maturities..........................................    $245         $245
  Equity securities.........................................      24           24
  Policy loans..............................................     234          234
  Short-term investments....................................      10           10
  Cash and cash equivalents.................................     114          114
Liabilities:
  Policyholder account balances.............................     101           99

The methods and assumptions used to estimate the fair values of financial instruments are summarized as follows:

FIXED MATURITIES AND EQUITY SECURITIES

The fair value of fixed maturities and equity securities are based upon quotations published by applicable stock exchanges or received from other reliable sources. For securities for which the market values were not readily available, fair values were estimated using quoted market prices of comparable investments.

POLICY LOANS

The carrying value of policy loans approximate fair value.

CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

The carrying values for cash and cash equivalents and short-term investments approximated fair market values due to the short-term maturities of these instruments.

POLICYHOLDER ACCOUNT BALANCES

The fair value of policyholder account balances are estimated by discounting expected future cash flows, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

4. EMPLOYEE BENEFIT PLANS

Effective January 1, 2001, the Company's employees became employees of Metropolitan Life and in connection with this transition the New England Life Insurance Company Retirement Plan and Trust ("NEF Retirement Plan") merged into the Metropolitan Life Retirement Plan for United States Employees ("Retirement Plan") and the New England 401K Plan and Trust ("NEF 401k Plan") merged into the Savings and Investment Plan for Employees of Metropolitan Life and Participating Affiliates ("SIP"). Retirement benefits are based primarily on years of service and the employee's average salary.

                                                                         DECEMBER 31,
                                                              -----------------------------------
                                                              PENSION BENEFITS     OTHER BENEFITS
                                                              -----------------    --------------
                                                               2001       2000     2001     2000
                                                              -------    ------    -----    -----
                                                                     (DOLLARS IN MILLIONS)
Change in projected benefit obligation:
Projected benefit obligation at beginning of year...........   $ 286      $254     $ 45     $ 47
  Service cost..............................................      --         7       --        1
  Interest cost.............................................      --        20        1        3
  Actuarial losses (gains)..................................      --        13       (1)      (2)
  Transfers out of controlled group.........................    (286)       --      (31)      --
  Benefits paid.............................................      --        (8)      (1)      (4)
                                                               -----      ----     ----     ----
Projected benefit obligation at end of year.................      --       286       13       45
                                                               -----      ----     ----     ----
Change in plan assets:
Contract value of plan assets at beginning of year..........     213       210       --       --
  Actuarial return on plan assets...........................      --         6       --       --
  Employer and participant contribution.....................      --         5       --       --
  Transfers out of controlled group.........................    (213)       --       --       --
  Benefits paid.............................................      --        (8)      --       --
                                                               -----      ----     ----     ----
Contract value of plan assets at end of year................      --       213       --       --
Under funded................................................      --       (73)     (13)     (45)
                                                               -----      ----     ----     ----
Unrecognized net actuarial losses (gains)...................      --        32      (18)     (21)
Unrecognized prior service cost.............................      --        15       --       --
                                                               -----      ----     ----     ----
Accrued benefit cost........................................   $  --      $(26)    $(31)    $(66)
                                                               =====      ====     ====     ====
Accrued liability pension cost..............................   $  --      $ (3)
Non-qualified plan accrued pension cost.....................      --       (23)
                                                               -----      ----
Accrued Liability...........................................   $  --      $(26)
                                                               =====      ====

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

The aggregate projected benefit obligation and aggregate contract value of plan assets for the pension plans were as follows:

                                                                   NON-QUALIFIED
                                                QUALIFIED PLAN          PLAN             TOTAL
                                                ---------------    --------------    -------------
                                                2001      2000     2001     2000     2001    2000
                                                -----    ------    -----    -----    ----    -----
                                                              (DOLLARS IN MILLIONS)
Aggregate projected benefit obligation........   $--     $(245)     $--     $(41)     $--    $(286)
Aggregate contract value of plan assets
  (principally Company contracts).............   --        213      --        --      --       213
                                                 --      -----      --      ----      --     -----
Under funded..................................   $--     $ (32)     $--     $(41)     $--    $ (73)
                                                 ==      =====      ==      ====      ==     =====

The assumptions used in determining the aggregate projected benefit obligation and aggregate contract value for the pension and other benefits were as follows:

                                                              PENSION BENEFITS    OTHER BENEFITS
                                                              ----------------    --------------
                                                               2001      2000     2001     2000
                                                              ------    ------    -----    -----
                                                                    (DOLLARS IN MILLIONS)
Weighted average assumptions at December 31,
Discount rate...............................................    N/A      7.75%    7.40%    7.50%
Expected rate of return on plan assets......................    N/A      9.00%     N/A      N/A
Rate of compensation increase...............................    N/A      5.50%     N/A      N/A

The assumed health care cost trend rate used in measuring the accumulated non-pension post-retirement benefit obligation was generally 9.5% in 2001, gradually decreasing to 5% in 2010 and generally 7% in 2000, gradually decreasing to 5% over five years.

Assumed health care cost trend rates have a significant effect on the amounts reported for health care plans. A one-percentage point change in assumed health care cost trend rates would have no material effect on the health care plans.

The components of periodic benefit costs were as follows:

                                       PENSION BENEFITS         OTHER BENEFITS
                                     --------------------    --------------------
                                     2001    2000    1999    2001    2000    1999
                                     ----    ----    ----    ----    ----    ----
                                                (DOLLARS IN MILLIONS)
Service cost.......................  --        7       8      --       1       1
Interest cost......................  --       20      18       1       3       3
Expected return on plan assets.....  --      (19)    (15)     --      --      --
Amortization of prior actuarial
  gains............................  --        1       1      (1)     (1)     (1)
                                     --      ---     ---      --      --      --
Net periodic benefit cost..........  --        9      12      --       3       3
                                     ==      ===     ===      ==      ==      ==

SAVINGS AND INVESTMENT PLANS

The Company sponsored savings and investment plans for substantially all employees under which the Company matched a portion of employee contributions. The Company contributed $2 million, for the years ended December 31, 2000 and 1999. As previously stated, the NEF 401K Plan was merged into Metropolitan Life's SIP plan effective January 1, 2001. All contributions to the SIP plan are made by Metropolitan Life.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

5. SEPARATE ACCOUNTS

Separate accounts reflect non-guaranteed separate accounts totaling $5,725 million and $5,651 million at December 31, 2001 and 2000, respectively, for which the policyholder assumes the investment risk.

Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $48 million, $46 million and $37 million for the years ended December 31, 2001, 2000 and 1999, respectively.

6. COMMITMENTS AND CONTINGENCIES

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. A large part of the assessments paid by the Company's insurance subsidiaries pursuant to these laws may be used as credits for a portion of the Company's premium taxes. The Company paid guaranty fund assessments of less than one million in 2001, 2000, and 1999.

Various litigation, claims and assessments against the Company, in addition to those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other Federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

In some of the matters referred to above, large and/or indeterminate amounts, including punitive damages and treble damages, are sought. While it is not feasible to predict or determine the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, it is the opinion of the Company's management that their outcomes, after consideration of available insurance and reinsurance and the provisions made in the Company's consolidated financial statements, are not likely to have a material adverse effect on the Company's consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's operating results or cash flows in particular annual periods.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

7. INCOME TAXES

The provision for income tax expense in the consolidated statements of income is shown below:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2001      2000      1999
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Current:
  Federal...................................................    $(2)     $ 36       $21
                                                                ---      ----       ---
                                                                 (2)       36        21
                                                                ---      ----       ---
Deferred:
  Federal...................................................     44       (12)        8
  State and local...........................................     --         1        --
                                                                ---      ----       ---
                                                                 44       (11)        8
                                                                ---      ----       ---
Provision for income taxes..................................    $42      $ 25       $29
                                                                ===      ====       ===

Reconciliations of the income tax provision at the U.S. statutory rate to the provision for income taxes are as follows:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2001      2000      1999
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Tax provision at U.S. statutory rate........................    $42       $13       $26
Tax effect of:
  Tax exempt investment income..............................     (2)       --        --
  Sale of Subsidiaries......................................     --        10        --
  Other, net................................................      2         2         3
                                                                ---       ---       ---
Provision for income taxes..................................    $42       $25       $29
                                                                ===       ===       ===

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Deferred income taxes represent the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax liabilities consisted of the following:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                                2001          2000
                                                              --------      --------
                                                              (DOLLARS IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables..................    $284          $283
  Tax loss carry-forwards...................................      10            10
  Net unrealized investment losses..........................      --             4
  Other.....................................................      20            11
                                                                ----          ----
                                                                 314           308
                                                                ----          ----
  Less: valuation allowance.................................      10            10
                                                                ----          ----
                                                                 304           298
                                                                ----          ----
Deferred income tax liabilities:
  Investments...............................................       6             2
  Deferred policy acquisition costs.........................     344           298
  Other.....................................................      22            18
                                                                ----          ----
                                                                 372           318
                                                                ----          ----
Net deferred tax liability..................................    $(68)         $(20)
                                                                ====          ====

8. REINSURANCE AND OTHER INSURANCE TRANSACTIONS

The Company assumes and cedes reinsurance with other insurance companies. The company continually evaluates the financial condition of its reinsurers and monitors concentration of credit risk in an effort to minimize its exposure to significant losses from reinsurer insolvencies. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements. The consolidated statements of income are presented net of reinsurance ceded.

The effect of reinsurance on premiums earned is as follows:

                                                              YEARS ENDED DECEMBER 31,
                                                              -------------------------
                                                               2001      2000     1999
                                                              ------    ------    -----
                                                                (DOLLARS IN MILLIONS)
Direct premiums.............................................  $ 305     $ 221     $163
Reinsurance assumed.........................................    (10)       11       58
Reinsurance ceded...........................................   (178)     (107)     (97)
                                                              -----     -----     ----
Net premiums................................................  $ 117     $ 125     $124
                                                              =====     =====     ====
Reinsurance recoveries netted against policyholder
  benefits..................................................  $ 102     $  73     $ 52
                                                              =====     =====     ====

Reinsurance recoverables, included in premiums and other receivables, were $94 million and $80 million at December 31, 2001 and 2000 respectively.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

The following provides an analysis of the activity in the liability for benefits relating to group accident and non-medical health policies and contracts:

                                                              YEARS ENDED DECEMBER 31,
                                                              ------------------------
                                                              2001      2000      1999
                                                              ----      ----      ----
                                                               (DOLLARS IN MILLIONS)
BALANCE AT JANUARY 1........................................  $ 4       $ 4       $ 2
  Reinsurance recoverables..................................   (3)       (3)       (1)
                                                              ---       ---       ---
NET BALANCE AT JANUARY 1....................................    1         1         1
                                                              ---       ---       ---
Incurred related to:
  Current year..............................................    1        --        --
                                                              ---       ---       ---
                                                                1        --        --
                                                              ---       ---       ---
NET BALANCE AT DECEMBER 31..................................    2         1         1
  Add: Reinsurance recoverables.............................    5         3         3
                                                              ---       ---       ---
BALANCE AT DECEMBER 31......................................  $ 7       $ 4       $ 4
                                                              ===       ===       ===

9. OTHER EXPENSES

Other operating costs and expenses consisted of the following:

                                                               YEARS ENDED DECEMBER 31,
                                                              --------------------------
                                                               2001      2000      1999
                                                              ------    ------    ------
                                                                (DOLLARS IN MILLIONS)
Compensation................................................  $ 106     $  92     $  97
Commissions.................................................    224       234       195
Interest and debt issue costs...............................      2         6         5
Amortization of policy acquisition costs....................     63       109        31
Capitalization of policy acquisition costs..................   (216)     (223)     (217)
Rent, net of sublease income................................     20        48         6
Insurance taxes, licenses, and fees.........................     23        27        21
Other.......................................................    261       197       213
                                                              -----     -----     -----
  Total other expenses......................................  $ 483     $ 490     $ 351
                                                              =====     =====     =====

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

10. STATUTORY FINANCIAL INFORMATION

The reconciliation of statutory surplus and statutory net income, determined in accordance with accounting practices prescribed or permitted by the Massachusetts Department of Insurance with such amounts determined in conformity with accounting principles generally accepted in the United States of America were as follows:

                                                                   DECEMBER 31,
                                                              ----------------------
                                                                2001         2000
                                                              ---------    ---------
                                                              (DOLLARS IN MILLIONS)
Statutory capital and surplus...............................   $  364       $  353
GAAP adjustments for:
  Future policy benefits and policyholders account
    balances................................................     (325)        (338)
  Deferred policy acquisition costs.........................    1,185        1,021
  Deferred income taxes.....................................      (88)         (20)
  Valuation of investments..................................        2           (5)
  Statutory asset valuation reserves........................       12           16
  Other, net................................................     (212)        (170)
                                                               ------       ------
Stockholder's Equity........................................   $  938       $  857
                                                               ======       ======

                                                                   DECEMBER 31,
                                                              ----------------------
                                                              2001    2000     1999
                                                              ----    -----    -----
                                                              (DOLLARS IN MILLIONS)
Net change in statutory capital and surplus.................  $11     $ (11)   $ (41)
GAAP adjustment for:
  Future policy benefits and policyholders account
    balances................................................   26      (311)    (296)
  Deferred policy acquisition costs.........................  153       177      186
  Deferred income taxes.....................................  (44)       11       (8)
  Valuation of investments..................................    8       (61)      14
  Other, net................................................  (78)      207      191
                                                              ----    -----    -----
Net Income..................................................  $76     $  12    $  46
                                                              ====    =====    =====

In March 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles ("Codification"). Codification, which is intended to standardize regulatory accounting and reporting to state insurance departments, became effective January 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The Commonwealth of Massachusetts Division of Insurance (the "Division") requires adoption of Codification, with certain modifications, for the preparation of statutory financial statements effective January 1, 2001. The adoption of the Codification, as modified by the Division increased the Company's statutory capital and surplus by approximately $32 million, as of January 1, 2001. Further modifications by state insurance departments may impact the effect of the Codification on the Company's statutory capital and surplus.

11. OTHER COMPREHENSIVE INCOME (LOSS)

The following table sets forth the reclassification adjustments required for the years ended December 31, 2001, 2000 and 1999 to avoid double-counting in other comprehensive income (loss) items that are included as part of

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                              2001     2000     1999
                                                              -----    -----    -----
                                                               (DOLLARS IN MILLIONS)
Holding gains (losses) on investments arising during the
  year......................................................  $ 20     $ 23     $(72)
Income tax effect of holding gains or losses................    (5)      16       22
Reclassification adjustments:
  Recognized holding losses (gains) included in current year
    income..................................................   (12)      --       (3)
  Amortization of premium and discount on investments.......    (1)      --       --
  Recognized holding (losses) gains allocated to other
    policyholder amounts....................................    --       --        1
  Income tax effect.........................................     3       --        1
Allocation of holding losses (gains) on investments relating
  to other policyholder amounts.............................    11      (23)      33
Income tax effect of allocation of holding gains or losses
  to other policyholder amounts.............................    (3)     (14)     (10)
                                                              ----     ----     ----
Net unrealized investment gains (losses)....................    13        2      (28)
                                                              ----     ----     ----
Other comprehensive income (loss)...........................  $ 13     $  2     $(28)
                                                              ====     ====     ====

12. RELATED PARTY TRANSACTIONS

Effective 2001, Metropolitan Life and the Company entered into a Master Service Agreement for Metropolitan Life to provide all administrative, accounting, legal and similar services to the Company. This Agreement replaced the former Administrative Services Agreement ("ASA") under which the Company provided such services for certain Metropolitan Life life insurance and annuity contracts defined in the ASA. Metropolitan Life charged the Company $73 million for administrative services in 2001. The Company charged Metropolitan Life $164 million and $161 million for administrative services for 2000 and 1999, respectively. In addition, $61 million and $9 million for 2000 and 1999, respectively, were charged to Metropolitan Life by the Company for other miscellaneous services. These services were charged based upon direct costs incurred. Service fees charged to Metropolitan Life were recorded by NELICO as a reduction in operating expenses. Management believes intercompany expenses are calculated on a reasonable basis, however these costs may not necessarily be indicative of the costs that would be incurred if the Company operated on a standalone basis.

The Company has preferred stock outstanding of $200 million owned by MetLife Credit Corporation. The Company paid $8 million, $11 million and $9 million of dividends on the preferred stock in 2001, 2000 and 1999, respectively.

During 1998 the Company acquired NL Holding and entered into employment agreements with key individuals of NL Holding. The Company paid $5 million in 2001, made no payments in 2000 and paid $3 million in 1999 under these agreements, which expired in 2001.

Commissions earned by NES from sales of New England Funds ("NEF") shares, a subsidiary of MetLife through October 2000, were $12 million in 2000 and 1999, respectively. NES earned asset-based income of $10 million, and $11 million on average assets under management with NEF of approximately $3,500 million and $4,500 million in 2000 and 1999, respectively.

Stockholder dividends or other distributions proposed to be paid by NELICO must be approved by the Massachusetts Commissioner of Insurance if such dividends or distributions, together with other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10% of NELICO's statutory surplus as regards policyholders as of the previous December 31, or (2) NELICO's statutory net gain from operations for the 12 month period ending the previous December 31.

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

Of the statutory profits earned by NELICO on participating policies and contracts, the portion which shall inure to the benefit of NELICO's stockholder shall not exceed the larger of (1) 10% of such statutory profits, or (2) fifty cents per year per thousand dollars of participating life insurance other than group term insurance in force at the end of the year.

13. BUSINESS SEGMENT INFORMATION

The Company provides insurance and financial services to customers primarily in the United States. The Company's core businesses are divided into five segments:
Individual Life, Individual Annuity, Group Pension, Group Accident and Health, and Corporate. These segments are managed separately because either they provide different products and services, require different strategies, or have different technology requirements.

Individual Life sells primarily variable life as well as traditional life policies. Individual Annuity sells a variety of fixed annuity and variable annuity contracts. Group Pension sells a variety of group annuity and pension contracts to corporations and other institutions. Group Accident and Health provides group life, medical, and disability contracts to corporations and small businesses. Through its Corporate segment, the Company reports the operating results of subsidiaries as well as items that are not allocated to any of the business segments.

Set forth in the following tables is certain financial information with respect to the Company's operating segments for the years ended December 31, 2001, 2000 and 1999. The accounting policies of the segments are the same as those described in the summary of significant accounting policies. The Company evaluates the performance of each operating segment based on profit or loss from operations after income taxes. The Company does not allocate non-recurring items to the segments.

Allocation of net investment income and net investment gains (losses) were based on the amount of assets allocated to each segment. Other costs and operating costs were allocated to each of the segments based on: (i) a review of the nature of such costs, (ii) time studies analyzing the amount of employee compensation costs incurred by each segment, and (iii) cost estimates included in the Company's product pricing.

                                                                                             CORPORATE
AT OR FOR THE YEAR ENDED                    INDIVIDUAL   INDIVIDUAL    GROUP      GROUP         AND
DECEMBER 31, 2001                              LIFE       ANNUITY     PENSION   LIFE, A&H   SUBSIDIARIES   TOTAL
------------------------                    ----------   ----------   -------   ---------   ------------   ------
                                                                    (DOLLARS IN MILLIONS)
Premiums..................................    $   73       $    1     $   --       $42         $    1      $  117
Universal life and investment-type product
  policy fees.............................       247           30         10        --             64         351
Net investment income.....................        (6)           3          3         1             43          44
Other revenues............................         6            3          4        10            198         221
Net investment gains (losses).............         2           --         --        --             (3)         (1)
Policyholder benefits and claims..........        69            2         (2)       32              3         104
Interest credited to policyholder.........        18            3          3        --             --          24
Policyholders' Dividends..................         3           --         --        --             --           3
Other Expenses............................       160           32          7        13            271         483
Income (loss) before provision for income
  taxes...................................        72           --          9         8             29         118
Provision (benefit) for income taxes......        24           --          3         3             12          42
Net income (loss).........................        48           --          6         5             17          76
Total assets..............................     3,704        2,047      1,252        48          1,001       8,052
Deferred policy acquisition costs.........     1,062          101         11         5              6       1,185
Separate account assets...................     2,709        1,834      1,182        --             --       5,725
Policyholder liabilities..................       894          182         47        42             39       1,204
Separate account liabilities..............     2,709        1,834      1,182        --             --       5,725

NEW ENGLAND LIFE INSURANCE COMPANY
 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS--(CONTINUED)

                                                                                             CORPORATE
AT OR FOR THE YEAR ENDED                    INDIVIDUAL   INDIVIDUAL    GROUP      GROUP         AND
DECEMBER 31, 2000                              LIFE       ANNUITY     PENSION   LIFE, A&H   SUBSIDIARIES   TOTAL
------------------------                    ----------   ----------   -------   ---------   ------------   ------
                                                                    (DOLLARS IN MILLIONS)
Premiums..................................    $   70       $   --      $ --       $ 36          $ 19       $  125
Universal life and investment-type product
  policy fees.............................       210           25         7         --            30          272
Net investment income.....................       (13)          (1)        1         --            76           63
Other revenues............................        11           10         7          8           247          283
Net investment gains (losses).............        35            2        (2)        --           (63)         (28)
Policyholder benefits and claims..........        83            6        --         31            30          150
Interest credited to policyholder.........        13            2         3         --             2           20
Policyholders' Dividends..................         3           --        --         --            15           18
Other Expenses............................       153           33         8         13           283          490
Income (loss) before provision for income
  taxes...................................        61           (5)        2         --           (21)          37
Provision (benefit) for income taxes......         9           (3)        2         --            17           25
Net income (loss).........................        52           (2)       --         --           (38)          12
Total assets..............................     3,634        1,788       773        406           962        7,563
Deferred policy acquisition costs.........       915           83        11         12            --        1,021
Separate account assets...................     2,879        1,704       726        342            --        5,651
Policyholder liabilities..................       676           70        38         58            11          853
Separate account liabilities..............     2,879        1,704       726        342            --        5,651

                                                                                             CORPORATE
AT OR FOR THE YEAR ENDED                    INDIVIDUAL   INDIVIDUAL    GROUP      GROUP         AND
DECEMBER 31, 1999                              LIFE       ANNUITY     PENSION   LIFE, A&H   SUBSIDIARIES   TOTAL
------------------------                    ----------   ----------   -------   ---------   ------------   ------
                                                                    (DOLLARS IN MILLIONS)
Premiums..................................    $   63       $   --      $ --       $ 29         $   32      $  124
Universal life and investment-type product
  policy fees.............................       198           17         4         --             22         241
Net investment income.....................       (31)          --        --         --             99          68
Other revenues............................        23            7         3         34            148         215
Net investment gains (losses).............        --           --        --         --              3           3
Policyholder benefits and claims..........       125            5        --         24             39         193
Interest credited to policyholder.........         9            2         1         --             (1)         11
Policyholders' Dividends..................         2           --        --         --             19          21
Other Expenses............................       123           22         6         36            164         351
Income (loss) before provision for income
  taxes...................................        (6)          (5)       --          3             83          75
Provision (benefit) for income taxes......         1           (2)       --          1             29          29
Net income (loss).........................        (7)          (3)       --          2             54          46
Total assets..............................     3,276        1,441       569        266          1,579       7,131
Deferred policy acquisition costs.........       772           63        10          9             77         931
Separate account assets...................     2,705        1,399       518        218             --       4,840
Policyholder liabilities..................       536           44        45         44            518       1,187
Separate account liabilities..............     2,705        1,399       518        218             --       4,840

Revenues derived from any single customer do not exceed 10% of the total consolidated revenues for the years presented. Revenues were predominantly generated from United States activity. Activity from other geographic locations did not exceed 10% for any geographic location.